UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05526

J.P. Morgan Mutual Fund Investment Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 through June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2009

JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Growth Advantage Fund	2
JPMorgan Mid Cap Equity Fund	4
JPMorgan Mid Cap Growth Fund	7
JPMorgan Mid Cap Value Fund	9
JPMorgan Multi-Cap Market Neutral Fund	12
JPMorgan Value Advantage Fund	15
Schedules of Portfolio Investments	18
Financial Statements	48
Financial Highlights	62
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	87
Trustees	88
Officers	90
Schedule of Shareholder Expenses	91
Special Shareholder Meeting Results	94
Tax Letter	95

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 15, 2009 (Unaudited)

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

U.S. benchmarks remain in negative territory

For stocks, even the strongest second quarter in years couldn’t offset losses of the last year. The Dow Jones Industrial Average closed the 12-month period ended June 30th, 2009, at –22.99%. The other U.S. benchmarks, the S&P 500 Index and the NASDAQ Composite Index, also ended the period in negative territory, returning –26.21% and –19.13%, respectively.

From a style perspective, small caps experienced somewhat smaller losses over the past 12 months (–25.01%, as measured by the Russell 2000 Index) than their large- and mid-cap counterparts (–26.69% and –30.36%, as measured by the Russell 1000 and Russell Midcap Indexes, respectively). In the large-cap space, growth stocks fared better than value stocks, reflecting the heavy weighting of financial companies among the latter. The Russell 1000 Growth Index returned –24.50% for the 12-month period, compared to –29.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned –30.33% and –30.52%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned –24.85%, while the Russell 2000 Value Index closed at –25.24%.

Treasuries spiked, pushing yields slightly lower

Investors’ willingness to take on riskier assets, such as corporate bonds, contributed to a drop in Treasury prices and higher yields during the second quarter, but overall, yields were down for the 12-month period. Thirty-year Treasuries declined from 4.53% to 4.32%, the benchmark 10-year Treasury dropped from 3.99% to 3.53% and the two-year note fell from 2.63% to 1.13%.

Some investing principles are still “timeless”

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets — rather than the other way around — and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified — both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$572,102
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned –27.76%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –24.53% return for the Russell 3000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March, market sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

In addition to being affected by this market environment, the Fund underperformed its benchmark for the period due primarily to stock selection in the technology and producer durables sectors, as well as an underweight in the consumer staples sector. At the individual stock level, Forest Oil Corp. detracted from performance. Forest Oil, an oil and gas company that engages in the acquisition, exploration, development and production of natural gas, was negatively impacted by concerns over the amount of debt on its balance sheet. Fidelity National Financial Inc., which provides title insurance, specialty insurance, claims management and information services, also hindered performance. Because its business is sensitive to volumes of mortgage applications, the company was hurt by the correction in the U.S. Treasury market, which dampened the nascent refinancing boom.

On the positive side, stock selection in the consumer discretionary and energy sectors as well as an overweight in the healthcare sector contributed to returns. At the individual stock level, ITT Educational Services Inc. aided returns. The company offers post-secondary degree programs focused on technology. Shares of ITT Educational advanced as the company raised its fiscal year guidance because students have been returning to school amid a deteriorating economy. Southwestern Energy Co., which engages in the exploration, development and production of natural gas and crude oil, also contributed to performance as shares advanced on strength in the energy sector.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund utilized a bottom-up approach to construct the Fund’s portfolio, basing stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process was designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Google, Inc., Class A	3.3%
2.	Apple, Inc.	3.2
3.	International Business Machines Corp.	2.3
4.	Microsoft Corp.	2.2
5.	Cisco Systems, Inc.	2.1
6.	QUALCOMM, Inc.	2.1
7.	Goldman Sachs Group, Inc. (The)	1.8
8.	DeVry, Inc.	1.7
9.	Amdocs Ltd., (United Kingdom)	1.6
10.	Wal-Mart Stores, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	30.2%
Health Care	15.3
Industrials	14.1
Consumer Discretionary	12.1
Financials	9.8
Energy	5.9
Consumer Staples	4.3
Materials	2.4
Telecommunication Services	2.1
Short-Term Investment	3.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

2   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		(27.76)%	1.95%	(5.12)%
With Sales Charge*		(31.55)	0.84	(5.65)
CLASS B SHARES	10/29/99
Without CDSC		(28.16)	1.28	(5.66)
With CDSC**		(33.16)	0.90	(5.66)
CLASS C SHARES	5/1/06
Without CDSC		(28.13)	1.32	(5.74)
With CDSC***		(29.13)	1.32	(5.74)
CLASS R5 SHARES	1/8/09	(27.51)	2.12	(5.04)
SELECT CLASS SHARES	5/1/06	(27.51)	2.12	(5.04)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$195,785
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth,* returned –28.02%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –30.36% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Looking back, the last 12 months will most certainly be remembered as one of the most volatile periods of the U.S. equity markets. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009. The U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs, and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were put into place to restore confidence in the financial system. Equity markets continued to remain volatile and hit fresh lows in early March 2009.

In the latter half of March and throughout April there appeared to be signs the rate of global economic decline was beginning to moderate, and markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, and the additional equity capital required for largest 19 financial institutions was lower than expected. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped to ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark, due mostly to stock selection in the financials and consumer discretionary sectors.

At the individual stock level, Philadelphia Consolidated Holding Corp., a provider of specialty commercial and personal property insurance products, was a top contributor to performance. The company was acquired by Tokio Marine Holdings, Inc., a Japan-based insurance company providing property and casualty insurance, reinsurance and life insurance products, for a purchase price of $4.7 billion in cash or $61.50 per share.

ITT Educational Services Inc. also positively contributed to performance. The company offers post-secondary degree programs focused on technology. Shares of ITT Educational advanced after the company raised its fiscal-year guidance as students headed back to school amid a deteriorating economy. The company experienced exceptionally strong results driven by record enrollment growth, but we felt it best to sell the stock and deploy the proceeds toward more attractive risk/reward opportunities.

Stock selection in the information technology sector and an underweight in the consumer staples sector detracted from results. Forest Oil Corp., engaged in the exploration, acquisition, development, production and marketing of natural gas and crude oil, was a top detractor to performance. The company significantly reduced its capital spending plans, given the steep drop in energy prices. Investors feared a potential decrease in the level of production and fewer new projects would eventually lead to lower revenues and profits. To offset commodity price pressures, the company took action to reduce costs by pressuring margins received by third parties for services rendered and more effectively deploying resources where needed.

Century Aluminum Co., an aluminum producer, was also a top detractor to results, as aluminum prices declined on increasing inventories. We viewed the company as having a significant competitive advantage with very attractive low-cost production facilities in Iceland. Given the downturn in global demand, the company’s decision to issue additional common equity in lieu of reducing operational capacity caused us to question the company’s allocation of capital. Given these developments, we removed the stock from the portfolio and deployed the proceeds to companies in which we have more confidence in the fundamentals.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Over the course of the year the Fund favored the financials and industrials sectors, while being underweight in the consumer staples and utilities sectors. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

4   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Precision Castparts Corp.	1.3%
2.	TJX Cos., Inc.	1.3
3.	Old Republic International Corp.	1.2
4.	VCA Antech, Inc.	1.1
5.	Amphenol Corp.	1.1
6.	Safeway, Inc.	1.1
7.	Amdocs Ltd.	1.1
8.	DeVry, Inc.	1.0
9.	Cincinnati Financial Corp.	1.0
10.	Staples, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.9%
Consumer Discretionary	17.3
Industrials	13.7
Information Technology	12.5
Health Care	9.6
Utilities	6.3
Energy	6.0
Materials	5.5
Consumer Staples	3.4
Telecommunication Services	2.7
Short-Term Investment	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(28.02)%	0.00%	4.64%

TEN YEAR FUND PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

6   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)*

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$1,207,251
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities,** returned –30.82%*** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the –30.33% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Throughout the first eight months of this period, the market traded down sharply due to such key themes as economic recession, weakness in the housing market, bad mortgages, troubled financial companies and the credit crisis. In response to the global economic environment, governments and central banks around the world began to intervene. Around mid-March market, sentiment began to change, with the financial sector leading the way higher as a few larger banks announced profitability for the first two months of 2009. During April, economic data reports were not as bad as previously forecasted, with first-quarter earnings generally better than expected. In May, the market continued to move higher by an impressive amount, as results of the U.S. banks’ stress test were received positively by the equity market.

In addition to being affected by this market environment, the Fund underperformed its benchmark for the period due primarily to stock selection in the producer durables, materials and processing and technology sectors. At the individual stock level, Forest Oil Corp., which engages in the acquisition, exploration, development and production of natural gas, detracted from performance. Forest Oil was negatively impacted by concerns over the amount of debt on its balance sheet. Fidelity National Financial Inc., which provides title insurance, specialty insurance, claims management and information services, also hindered performance. Because its business is sensitive to volumes of mortgage applications, the company was hurt by the correction in the U.S. Treasury market, which dampened the nascent refinancing boom.

On the positive side, stock selection in the consumer discretionary sector as well as an underweight in the utilities sector and an overweight in the healthcare sector contributed to returns. At the individual stock level, ITT Educational Services Inc., which offers post-secondary degree programs focused on technology, aided returns. Shares of ITT Educational advanced as the company raised its fiscal year guidance because students have been returning to school amid a deteriorating economy. Philadelphia Consolidated Holding Corp., which engages in designing, marketing and underwriting specialty commercial and personal property insurance products, also contributed to performance. Shares of Philadelphia Consolidated advanced as it was acquired at a premium.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that were contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	Amdocs Ltd.	2.4%
2.	DeVry, Inc.	2.1
3.	Landstar System, Inc.	1.8
4.	Waste Connections, Inc.	1.8
5.	Express Scripts, Inc.	1.6
6.	Precision Castparts Corp.	1.6
7.	Corrections Corp. of America	1.6
8.	Praxair, Inc.	1.6
9.	Illumina, Inc.	1.5
10.	VCA Antech, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR****

Industrials	20.3%
Information Technology	20.0
Consumer Discretionary	17.9
Health Care	13.9
Financials	12.3
Energy	6.2
Materials	4.5
Telecommunication Services	2.4
Consumer Staples	0.2
Short-Term Investment	2.3

*	The Fund’s name was changed from JPMorgan Diversified Mid Cap Growth Fund to JPMorgan Mid Cap Growth Fund on June 27, 2009.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)*

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(31.02)%	(0.48)%	1.51%
With Sales Charge*		(34.63)	(1.55)	0.96
CLASS B SHARES	1/14/94
Without CDSC		(31.46)	(1.11)	0.93
With CDSC**		(36.46)	(1.53)	0.93
CLASS C SHARES	11/4/97
Without CDSC		(31.43)	(1.11)	0.83
With CDSC***		(32.43)	(1.11)	0.83
CLASS R2 SHARES	6/19/09	(31.10)	(0.63)	1.33
SELECT CLASS SHARES	3/2/89	(30.82)	(0.21)	1.78

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$4,199,377
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –25.15%** (Institutional Class Shares) for the 12 months ended June 30, 2009, compared to the –30.52% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Looking back, the last 12 months will most certainly be remembered as one of the most volatile periods of the U.S. equity markets. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009. The U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs, and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were put into place to restore confidence in the financial system. Equity markets continued to remain volatile and hit fresh lows in early March 2009.

In the latter half of March and throughout April there appeared to be signs that the rate of global economic decline was beginning to moderate, and markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, and the additional equity capital required for largest 19 financial institutions was lower than expected. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark, due mostly to stock selection in the financials and consumer discretionary sectors.

AutoNation Inc., an auto retailer operating predominantly in the Sunbelt region of the United States, was a strong performer toward the latter half of the year. Despite significantly lower vehicle sales, AutoNation posted solid results in the fourth quarter of 2008, highlighted by margin improvements and increased contributions from parts and service. Although the company has significant exposure to the “Big 3” U.S. auto manufacturers, such exposure has drastically fallen over the past few years. AutoNation’s import and luxury segments now account for more than two-thirds of unit sales. One benefit of the decline in vehicle sales was a decrease in working capital requirements, which allowed the company to reallocate cash to pay down debt. We view management’s decision to slow down its share repurchases and reallocate free cash flow to reduce leverage positively.

Another contributor to results was AutoZone Inc., the largest retailer and distributor of automotive replacement parts and accessories for the do-it-yourself customer. The company experienced an increase in same store sales, as the as demand for replacement parts increased due to consumers looking to extend the life of their existing cars in today’s economic environment. As individuals look to scale back discretionary expenses, many more car owners are servicing their own vehicles — another trend benefitting the company. The company has been able to maintain profitability even during times of slower sales growth by using its size and scale to pressure suppliers to give them more favorable pricing. AutoZone is an excellent example of the type of earnings consistency we look for in our investments.

Stock selection in the information technology sector and an underweight in the consumer staples sector detracted from results. A top individual detractor to performance was Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry. A combination of lower energy prices, lost production following last year’s hurricane season and continuous project delays resulted in lower revenue and profits. After numerous earnings preannouncements, we removed the stock from the portfolio and deployed proceeds to companies in which we have more confidence in the fundamentals.

Another detractor from performance was Williams Companies Inc. Stock in Williams Companies, an integrated natural gas company, came under pressure, mostly due to the weakening economy and the oversupply of natural gas. As energy prices fell significantly from 2008 highs, Williams Companies looked to add shareholder value by selling assets into its own Master Limited Partnership, which enabled the company to raise proceeds to fund growth projects.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

Q:	HOW WAS THE FUND MANAGED?

A:	The cornerstone of our investment philosophy is the belief that companies possessing the ability to consistently generate free cash flow and effectively allocate capital to generate growth in value per share will maximize our probability of providing consistent returns for the Fund and lower levels of volatility over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our purpose is to discover those companies offering the greatest potential against their current market value. Many companies may be considered cheap, and our research process helps us eliminate those that do not possess the characteristics of a sound, long-term business and identify those we believe are underrated or overlooked by the market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Old Republic International Corp.	2.4%
2.	Safeway, Inc.	2.2
3.	Cincinnati Financial Corp.	2.0
4.	Assurant, Inc.	2.0
5.	Republic Services, Inc.	2.0
6.	Energen Corp.	1.8
7.	Ball Corp.	1.8
8.	American Electric Power Co., Inc.	1.8
9.	M&T Bank Corp.	1.8
10.	Becton, Dickinson & Co.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.4%
Consumer Discretionary	17.2
Utilities	12.7
Industrials	7.5
Consumer Staples	6.7
Materials	6.6
Energy	5.9
Health Care	5.6
Information Technology	5.5
Telecommunication Services	3.1
Short-Term Investment	2.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2009. The Fund’s composition is subject to change.

10   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(25.49)%	(0.31)%	7.48%
With Sales Charge*		(29.39)	(1.38)	6.90
CLASS B SHARES	4/30/01
Without CDSC		(25.89)	(0.83)	6.97
With CDSC**		(30.89)	(1.25)	6.97
CLASS C SHARES	4/30/01
Without CDSC		(25.84)	(0.82)	6.98
With CDSC***		(26.84)	(0.82)	6.98
CLASS R2 SHARES	11/3/08	(25.60)	(0.34)	7.46
INSTITUTIONAL CLASS SHARES	11/13/97	(25.15)	0.18	7.92
SELECT CLASS SHARES	10/31/01	(25.31)	(0.06)	7.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (6/30/99 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1999 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$670,595
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns that have no correlation to general domestic market performance,* returned 0.00%** (Select Class Shares) for the 12 months ended June 30, 2009, compared to the 0.95% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the 12 months ended June 30, 2009. Stock selection remained the primary source of returns for the Fund, as we sought to neutralize macro and sector influences on performance.

The overall stock-selection process, combined with portfolio implementation (trading costs), generated returns which trailed the benchmark returns for the 12 months. Fundamentals (how healthy a company’s short-term operating trends are) did not work on the short or long sides of the Portfolio. Valuation (how a stock is priced relative to its intrinsic value) worked on both the short and long sides, although performance on the short side was better. The underperformance in fundamentals was primarily driven by operating momentum factors, while the outperformance in valuation came from earnings and cash-flow-based factors. Our overall stock selection process added value on the short side but not on the long side. The overall spread between the top and bottom quintiles in our quantitative stock selection process was also slightly positive for the period. No individual stock had a material impact on the Fund’s performance.

The Fund categorizes its stock selection universe into five supersectors and 20 sectors within the supersectors. Of the Fund’s five supersector categories, financials performed the best. Healthcare was the worst-performing supersector for the 12 months

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 350 positions each on the long and short sides of the Fund during the period. Our disciplined investment process involves assessing and applying approximately equal emphasis to the valuation of each stock within its respective sector in the portfolio utilizing a quantitative model, with the help of several factors. On a long-term basis, this quantitative approach of using valuation factors and fundamentals factors in creating long and short portfolios is designed in an effort to generate a positive spread return (net return) between the long and short portfolios across all the sectors. The Fund was well diversified and sector-neutral. In essence, we sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals.

We continued to pursue our objective of generating returns uncorrelated to the broad stock and bond markets. We looked to generate returns above our cash benchmark over the long-term investment horizon.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Valeant Pharmaceuticals International	0.5%
2.	Alpha Natural Resources, Inc.	0.4
3.	American Financial Group, Inc.	0.4
4.	Polaris Industries, Inc.	0.4
5.	Wyndham Worldwide Corp.	0.4
6.	Expedia, Inc.	0.4
7.	Del Monte Foods Co.	0.4
8.	Fluor Corp	0.4
9.	Newell Rubbermaid, Inc.	0.4
10.	El Paso Corp.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****

1.	Legg Mason, Inc.	0.5%
2.	United Therapeutics Corp.	0.5
3.	American Tower Corp.	0.5
4.	Republic Services, Inc.	0.5
5.	Discover Financial Services, Inc.	0.5
6.	Molson Coors Brewing Co.	0.5
7.	Alcoa, Inc.	0.5
8.	EQT CORP	0.5
9.	Nvidia Corp.	0.5
10.	Smithfield Foods, Inc.	0.5

12   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***

Information Technology	15.9%
Consumer Discretionary	15.6
Industrials	12.5
Health Care	10.2
Financials	9.5
Energy	8.7
Utilities	5.2
Materials	4.5
Consumer Staples	4.4
Telecommunication Services	1.1
Short-Term Investment	12.4

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****

Industrials	17.9%
Information Technology	16.0
Consumer Discretionary	13.6
Financials	11.7
Health Care	11.5
Energy	7.3
Utilities	7.1
Materials	6.9
Consumer Staples	6.2
Telecommunication Services	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of June 30, 2009. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2009. The Fund’s composition is subject to change.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(0.20)%	2.02%	2.69%
With Sales Charge*		(5.46)	0.92	1.79
CLASS B SHARES	5/23/03
Without CDSC		(0.89)	1.26	1.93
With CDSC**		(5.89)	0.88	1.93
CLASS C SHARES	5/23/03
Without CDSC		(0.99)	1.26	1.93
With CDSC***		(1.99)	1.26	1.93
SELECT CLASS SHARES	5/23/03	0.00	2.28	2.94

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

14   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2009 (In Thousands)	$332,287
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –24.82%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2009, compared to the –28.73% for the Russell 3000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Looking back, the last 12 months will most certainly be remembered as one of the most volatile periods of the U.S. equity markets. The deterioration in the equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic among investors. The onslaught of continuously poor economic data continued well into 2009. The U.S. economy experienced a surge in unemployment claims, a wave of announcements on corporate layoffs, and an extremely poor level of consumer confidence. In response, a barrage of governmental policy announcements and actions by the Federal Reserve (Fed) were put into place to restore confidence in the financial system. Equity markets continued to remain volatile and hit fresh lows in early March 2009.

Through the latter half of March and April there appeared to be signs the rate of global economic decline was beginning to moderate, and markets began to rebound. The U.S. Treasury released the much-anticipated bank stress test results in May, and the additional equity capital required for largest 19 financial institutions was lower than expected. These lower-than-expected capital requirements, and news of successful capital raises by a handful of banks shortly thereafter, greatly reduced systemic fears, spurred further advances and helped ease losses suffered by equity investors over the past year.

Despite being affected by these market conditions on an absolute basis, the Fund outperformed its benchmark for the period, due mostly to stock selection and an overweight in the financials sector and an underweight and stock selection in the industrials sector. A top contributor to performance was United Community Banks Inc., a regional bank operating in northern Georgia, metro Atlanta, coastal Georgia, western North Carolina and eastern Tennessee. The company continued to become more aggressive in removing problem loans from its residential construction portfolio. In addition, the company replaced its cash dividend in favor of a stock dividend and secured additional capital that significantly added to its capital cushion.

ProAssurance Corp., a specialty insurer engaged in medical professional liability, was also a strong contributor to performance. The company was rather isolated from many of the factors affecting insurance companies during the current crisis, such as sub-prime mortgage exposure and sizable variable annuity guarantees. Despite its difficulties attracting new business, which led to net declines in net premiums written, the company delivered consistent earnings throughout the year due to its conservative underwriting culture. ProAssurance is known for setting aside generous reserves in anticipation of future losses. When losses do not materialize, the company can release those reserves back to the bottom line, which can help maintain profitability in a challenging business environment.

The Fund’s underweight and stock selection in the healthcare sector and underweight and stock selection in the consumer staples sector detracted from results. A top detractor to our results was Devon Energy Corp. Devon Energy is an independent energy company engaged primarily in the exploration, development, production and transportation of oil, gas and natural gas liquids and the processing of natural gas. The stock experienced weakness throughout most of the year, as the company significantly reduced production guidance and capital spending plans due to the steep fall in energy prices.

Another detractor from performance was Williams Companies Inc. Stock in Williams Companies, an integrated natural gas company, came under pressure mostly due to the weakening economy and the oversupply of natural gas. As energy prices fell significantly from 2008 highs, Williams Companies looked to add shareholder value by selling assets into its own Master Limited Partnership, which enabled the company to raise proceeds needed to fund growth projects.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed a bottom-up approach to stock selection. We look to identify undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with durable business models deemed capable of generating significant free cash flow. All potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2009 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Wells Fargo & Co.	3.9%
2.	Loews Corp.	2.9
3.	Devon Energy Corp.	2.8
4.	Agree Realty Corp.	2.7
5.	Old Republic International Corp.	2.5
6.	Assurant, Inc.	2.4
7.	Telephone & Data Systems, Inc.	2.4
8.	Berkshire Hathaway, Inc., Class A	2.3
9.	Carlisle Cos., Inc.	2.3
10.	W.P. Carey & Co. LLC	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	41.4%
Energy	15.9
Consumer Discretionary	13.0
Health Care	5.3
Utilities	5.1
Consumer Staples	4.4
Industrials	4.4
Telecommunication Services	3.1
Information Technology	2.6
Materials	2.4
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2009. The Fund’s composition is subject to change.

16   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(24.82)%	(7.86)%	(2.18)%
With Sales Charge*		(28.78)	(9.50)	(3.39)
CLASS C SHARES	2/28/05
Without CDSC		(25.19)	(8.32)	(2.67)
With CDSC**		(26.19)	(8.32)	(2.67)
INSTITUTIONAL CLASS SHARES	2/28/05	(24.41)	(7.39)	(1.80)
SELECT CLASS SHARES	2/28/05	(24.62)	(7.62)	(1.93)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/09)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2009. The Fund has changed the class used in the graph from Class C to Class A because Class A is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.4%
	Common Stocks — 95.4%
	Aerospace & Defense — 1.0%
82	Precision Castparts Corp.	5,956
	Airlines — 0.5%
463	Delta Air Lines, Inc. (a) (c)	2,678
	Biotechnology — 1.2%
151	Gilead Sciences, Inc. (a)	7,073
	Building Products — 0.7%
134	Lennox International, Inc.	4,303
	Capital Markets — 5.0%
26	BlackRock, Inc. (c)	4,579
68	Goldman Sachs Group, Inc. (The)	9,952
131	Northern Trust Corp.	7,032
270	Och-Ziff Capital Management Group LLC, Class A	2,401
112	T. Rowe Price Group, Inc. (c)	4,680
		28,644
	Chemicals — 2.4%
144	Ecolab, Inc. (c)	5,630
114	Praxair, Inc.	8,074
		13,704
	Commercial Banks — 0.9%
147	Wells Fargo & Co. (c)	3,561
126	Zions Bancorp (c)	1,460
		5,021
	Commercial Services & Supplies — 3.2%
337	Corrections Corp. of America (a) (c)	5,731
78	Stericycle, Inc. (a)	3,993
327	Waste Connections, Inc. (a)	8,461
		18,185
	Communications Equipment — 7.3%
640	Cisco Systems, Inc. (a)	11,928
121	CommScope, Inc. (a)	3,175
157	F5 Networks, Inc. (a)	5,431
258	QUALCOMM, Inc.	11,652
74	Research In Motion Ltd., (Canada) (a)	5,272
167	ViaSat, Inc. (a)	4,279
		41,737
	Computers & Peripherals — 6.4%
129	Apple, Inc. (a)	18,409
127	International Business Machines Corp.	13,261
243	NetApp, Inc. (a) (c)	4,796
		36,466
	Construction & Engineering — 1.5%
172	Aecom Technology Corp. (a)	5,495
120	Shaw Group, Inc. (The) (a)	3,289
		8,784
	Diversified Consumer Services — 2.7%
191	DeVry, Inc.	9,558
281	Lincoln Educational Services Corp. (a)	5,873
		15,431
	Diversified Financial Services — 1.7%
36	IntercontinentalExchange, Inc. (a) (c)	4,056
234	MSCI, Inc., Class A (a)	5,726
		9,782
	Diversified Telecommunication Services — 0.9%
498	tw telecom, inc. (a)	5,115
	Electrical Equipment — 1.5%
23	First Solar, Inc. (a) (c)	3,777
106	Roper Industries, Inc.	4,785
		8,562
	Electronic Equipment, Instruments & Components — 1.4%
141	Amphenol Corp., Class A	4,468
99	Dolby Laboratories, Inc., Class A (a)	3,702
		8,170
	Energy Equipment & Services — 2.3%
214	Cameron International Corp. (a)	6,058
108	Oceaneering International, Inc. (a) (c)	4,864
134	ShawCor Ltd., (Canada), Class A	2,324
		13,246
	Food & Staples Retailing — 3.3%
172	CVS/Caremark Corp.	5,494
132	Walgreen Co.	3,872
192	Wal-Mart Stores, Inc.	9,301
		18,667
	Food Products — 0.8%
85	General Mills, Inc.	4,734
	Health Care Equipment & Supplies — 0.5%
109	Thoratec Corp. (a) (c)	2,916
	Health Care Providers & Services — 5.7%
124	Express Scripts, Inc. (a)	8,546
258	Gentiva Health Services, Inc. (a)	4,250
228	Psychiatric Solutions, Inc. (a) (c)	5,182

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
320	UnitedHealth Group, Inc.	7,999
243	VCA Antech, Inc. (a) (c)	6,477
		32,454
	Health Care Technology — 1.9%
72	Cerner Corp. (a)	4,485
320	MedAssets, Inc. (a)	6,228
		10,713
	Hotels, Restaurants & Leisure — 0.9%
35	Chipotle Mexican Grill, Inc., Class A (a) (c)	2,784
296	Las Vegas Sands Corp. (a)	2,330
		5,114
	Industrial Conglomerates — 0.8%
180	Carlisle Cos., Inc.	4,318
	Insurance — 2.1%
165	ACE Ltd., (Switzerland)	7,289
192	HCC Insurance Holdings, Inc. (c)	4,598
		11,887
	Internet & Catalog Retail — 1.2%
82	Amazon.com, Inc. (a)	6,843
	Internet Software & Services — 4.9%
263	Akamai Technologies, Inc. (a)	5,039
58	Equinix, Inc. (a) (c)	4,233
44	Google, Inc., Class A (a) (c)	18,508
		27,780
	IT Services — 0.9%
31	MasterCard, Inc., Class A (c)	5,153
	Life Sciences Tools & Services — 2.1%
270	Icon plc, (Ireland), ADR (a)	5,816
164	Illumina, Inc. (a) (c)	6,382
		12,198
	Machinery — 0.8%
137	Wabtec Corp. (c)	4,394
	Media — 1.1%
281	Discovery Communications, Inc., Class A (a)	6,343
	Multiline Retail — 0.9%
123	Kohl’s Corp. (a) (c)	5,245
	Oil, Gas & Consumable Fuels — 3.5%
74	Apache Corp.	5,339
208	Concho Resources, Inc. (a) (c)	5,970
57	Noble Energy, Inc. (c)	3,350
137	Southwestern Energy Co. (a)	5,326
		19,985
	Personal Products — 0.2%
40	NBTY, Inc. (a)	1,116
	Pharmaceuticals — 3.7%
186	Abbott Laboratories	8,764
81	Allergan, Inc.	3,849
179	Teva Pharmaceutical Industries Ltd., (Israel), ADR (c)	8,812
		21,425
	Professional Services — 0.9%
100	FTI Consulting, Inc. (a) (c)	5,092
	Road & Rail — 2.5%
124	Canadian National Railway Co., (Canada)	5,344
251	Landstar System, Inc.	9,021
		14,365
	Semiconductors & Semiconductor Equipment — 3.4%
156	Broadcom Corp., Class A (a) (c)	3,855
116	Lam Research Corp. (a) (c)	3,021
351	Marvell Technology Group Ltd., (Bermuda) (a)	4,088
459	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	4,322
200	Xilinx, Inc. (c)	4,098
		19,384
	Software — 5.7%
436	Amdocs Ltd., (United Kingdom) (a)	9,357
139	Blackboard, Inc. (a) (c)	4,023
532	Microsoft Corp.	12,646
321	Nuance Communications, Inc. (a) (c)	3,882
88	Sybase, Inc. (a) (c)	2,767
		32,675
	Specialty Retail — 5.2%
107	Advance Auto Parts, Inc.	4,435
269	J Crew Group, Inc. (a) (c)	7,266
82	Sherwin-Williams Co. (The)	4,402
390	Staples, Inc.	7,860
183	TJX Cos., Inc.	5,751
		29,714
	Trading Companies & Distributors — 0.6%
44	W.W. Grainger, Inc. (c)	3,611

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 1.2%
209	Leap Wireless International, Inc. (a) (c)	6,879
	Total Long-Term Investments (Cost $523,031)	545,862
Short-Term Investment — 3.7%
	Investment Company — 3.7%
21,405	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $21,405)	21,405
Investments of Cash Collateral for Securities on Loan — 17.5%
	Investment Company — 17.5%
99,987	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $99,987)	99,987
	Total Investments — 116.6% (Cost $644,423)	667,254
	Liabilities in Excess of Other Assets — (16.6)%	(95,152)
	NET ASSETS — 100.0%	$572,102

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.0%
	Common Stocks — 97.0%
	Aerospace & Defense — 2.0%
8	Alliant Techsystems, Inc. (a)	618
11	L-3 Communications Holdings, Inc.	735
36	Precision Castparts Corp.	2,631
		3,984
	Airlines — 0.2%
84	Delta Air Lines, Inc. (a) (c)	484
	Auto Components — 0.6%
47	Gentex Corp.	544
32	WABCO Holdings, Inc.	574
		1,118
	Automobiles — 0.2%
23	Harley-Davidson, Inc.	366
	Beverages — 0.2%
8	Brown-Forman Corp., Class B	326
	Biotechnology — 0.6%
10	Alexion Pharmaceuticals, Inc. (a)	428
18	Myriad Genetics, Inc. (a) (c)	652
4	Myriad Pharmaceuticals, Inc. (a)	19
		1,099
	Building Products — 0.4%
25	Lennox International, Inc. (c)	790
	Capital Markets — 3.9%
16	Affiliated Managers Group, Inc. (a) (c)	941
5	BlackRock, Inc. (c)	842
20	Lazard Ltd., (Bermuda), Class A	541
34	Northern Trust Corp.	1,800
66	Och-Ziff Capital Management Group LLC, Class A	587
46	T. Rowe Price Group, Inc. (c)	1,911
58	TD AMERITRADE Holding Corp. (a) (c)	1,013
		7,635
	Chemicals — 3.6%
9	Air Products & Chemicals, Inc.	601
11	Airgas, Inc.	462
50	Albemarle Corp.	1,289
32	Ecolab, Inc. (c)	1,246
21	PPG Industries, Inc.	900
21	Praxair, Inc.	1,514
21	Sigma-Aldrich Corp.	1,031
		7,043
	Commercial Banks — 3.5%
14	BancorpSouth, Inc.	294
29	BB&T Corp.	646
12	BOK Financial Corp. (c)	456
8	City National Corp.	280
22	Cullen/Frost Bankers, Inc.	1,033
34	M&T Bank Corp.	1,747
23	SunTrust Banks, Inc.	382
109	Synovus Financial Corp.	326
52	TCF Financial Corp.	696
30	Wilmington Trust Corp.	415
46	Zions Bancorp	527
		6,802
	Commercial Services & Supplies — 3.2%
86	Corrections Corp. of America (a) (c)	1,462
80	Republic Services, Inc.	1,940
22	Stericycle, Inc. (a) (c)	1,116
66	Waste Connections, Inc. (a) (c)	1,709
		6,227
	Communications Equipment — 1.4%
35	CommScope, Inc. (a)	930
36	F5 Networks, Inc. (a) (c)	1,245
27	Juniper Networks, Inc. (a)	632
		2,807
	Computers & Peripherals — 0.6%
59	NetApp, Inc. (a) (c)	1,154
	Construction & Engineering — 0.8%
31	Aecom Technology Corp. (a)	992
24	Shaw Group, Inc. (The) (a)	660
		1,652
	Construction Materials — 0.2%
9	Vulcan Materials Co.	371
	Containers & Packaging — 1.3%
40	Ball Corp.	1,815
16	Greif, Inc., Class A	699
		2,514
	Distributors — 0.7%
39	Genuine Parts Co.	1,308
	Diversified Consumer Services — 1.5%
41	DeVry, Inc. (c)	2,027
50	H&R Block, Inc.	853
		2,880

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — 0.8%
6	IntercontinentalExchange, Inc. (a) (c)	731
35	MSCI, Inc., Class A (a)	846
		1,577
	Diversified Telecommunication Services — 1.4%
36	CenturyTel, Inc.	1,102
115	tw telecom, inc. (a)	1,181
64	Windstream Corp.	536
		2,819
	Electric Utilities — 1.7%
62	American Electric Power Co., Inc.	1,794
6	FirstEnergy Corp.	221
66	Westar Energy, Inc.	1,233
		3,248
	Electrical Equipment — 1.0%
19	Cooper Industries Ltd., Class A	581
3	First Solar, Inc. (a) (c)	493
21	Roper Industries, Inc.	971
		2,045
	Electronic Equipment, Instruments & Components — 2.9%
70	Amphenol Corp., Class A	2,226
60	Arrow Electronics, Inc. (a)	1,272
23	Dolby Laboratories, Inc., Class A (a)	853
68	Tyco Electronics Ltd., (Switzerland)	1,258
		5,609
	Energy Equipment & Services — 1.1%
34	Cameron International Corp. (a)	949
16	Oceaneering International, Inc. (a) (c)	702
27	Weatherford International Ltd. (a)	522
		2,173
	Food & Staples Retailing — 1.2%
105	Safeway, Inc.	2,128
10	SYSCO Corp.	234
		2,362
	Food Products — 0.8%
33	JM Smucker Co. (The)	1,606
	Gas Utilities — 2.0%
45	Energen Corp.	1,784
34	EQT Corp.	1,201
31	ONEOK, Inc.	923
		3,908
	Health Care Equipment & Supplies — 1.7%
24	Becton, Dickinson & Co.	1,719
28	DENTSPLY International, Inc.	855
17	Zimmer Holdings, Inc. (a) (c)	741
		3,315
	Health Care Providers & Services — 4.9%
34	Community Health Systems, Inc. (a)	861
48	Coventry Health Care, Inc. (a)	897
21	DaVita, Inc. (a)	1,063
23	Express Scripts, Inc. (a)	1,561
25	Humana, Inc. (a)	815
53	Lincare Holdings, Inc. (a)	1,237
38	UnitedHealth Group, Inc.	937
84	VCA Antech, Inc. (a) (c)	2,245
		9,616
	Health Care Technology — 0.7%
21	Cerner Corp. (a)	1,322
	Hotels, Restaurants & Leisure — 2.0%
27	Burger King Holdings, Inc.	473
6	Chipotle Mexican Grill, Inc., Class A (a) (c)	488
22	Darden Restaurants, Inc.	722
53	Las Vegas Sands Corp. (a)	417
85	Marriott International, Inc., Class A (c)	1,885
		3,985
	Household Durables — 0.8%
33	Fortune Brands, Inc.	1,136
20	Jarden Corp. (a)	379
		1,515
	Household Products — 0.8%
18	Clorox Co.	977
10	Energizer Holdings, Inc. (a)	522
		1,499
	Industrial Conglomerates — 1.3%
78	Carlisle Cos., Inc.	1,875
33	McDermott International, Inc. (a)	674
		2,549
	Insurance — 7.9%
30	ACE Ltd., (Switzerland) (c)	1,314
20	AON Corp.	742
81	Assurant, Inc.	1,946
88	Cincinnati Financial Corp.	1,970
10	Everest Re Group Ltd., (Bermuda)	737
43	Fidelity National Financial, Inc., Class A	578
40	HCC Insurance Holdings, Inc. (c)	956

SEE NOTES TO FINANCIAL STATEMENTS.

22   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
32	Loews Corp.	869
239	Old Republic International Corp.	2,356
89	OneBeacon Insurance Group Ltd., Class A	1,038
45	Principal Financial Group, Inc.	840
22	Transatlantic Holdings, Inc.	945
52	W.R. Berkley Corp.	1,106
		15,397
	Internet & Catalog Retail — 0.4%
9	Amazon.com, Inc. (a)	770
	Internet Software & Services — 1.0%
54	Akamai Technologies, Inc. (a) (c)	1,042
13	Equinix, Inc. (a) (c)	946
		1,988
	IT Services — 1.7%
46	Cognizant Technology Solutions Corp., Class A (a)	1,233
5	MasterCard, Inc., Class A	778
44	SAIC, Inc. (a)	809
32	Western Union Co. (The)	517
		3,337
	Life Sciences Tools & Services — 1.5%
23	Covance, Inc. (a) (c)	1,116
37	Illumina, Inc. (a) (c)	1,460
11	Life Technologies Corp. (a)	471
		3,047
	Machinery — 2.5%
20	AGCO Corp. (a) (c)	577
17	Bucyrus International, Inc. (c)	487
22	Cummins, Inc.	786
19	Dover Corp.	639
18	Illinois Tool Works, Inc.	672
29	Pall Corp.	782
28	Wabtec Corp. (c)	906
		4,849
	Media — 3.6%
38	Cablevision Systems Corp., Class A	745
89	Clear Channel Outdoor Holdings, Inc., Class A (a)	471
52	Discovery Communications, Inc., Class A (a)	1,175
35	John Wiley & Sons, Inc., Class A	1,155
27	Lamar Advertising Co., Class A (a) (c)	418
12	Morningstar, Inc. (a) (c)	506
16	Omnicom Group, Inc.	508
34	Scripps Networks Interactive, Inc., Class A	941
3	Washington Post Co. (The), Class B	1,132
		7,051
	Metals & Mining — 0.5%
10	Freeport-McMoRan Copper & Gold, Inc. (c)	486
11	Nucor Corp.	489
		975
	Multiline Retail — 0.5%
25	Kohl’s Corp. (a) (c)	1,077
	Multi-Utilities — 2.3%
116	CMS Energy Corp.	1,399
40	PG&E Corp.	1,546
80	Xcel Energy, Inc.	1,480
		4,425
	Oil, Gas & Consumable Fuels — 4.9%
30	Cabot Oil & Gas Corp.	923
64	CVR Energy, Inc. (a)	472
23	Devon Energy Corp.	1,270
60	Forest Oil Corp. (a)	895
29	Kinder Morgan Management LLC (a)	1,297
13	Noble Energy, Inc. (c)	737
35	Southwestern Energy Co. (a)	1,352
47	Teekay Corp., (Bahamas)	986
108	Williams Cos., Inc. (The)	1,692
		9,624
	Personal Products — 0.1%
7	NBTY, Inc. (a)	194
	Pharmaceuticals — 0.3%
15	Allergan, Inc.	699
	Professional Services — 0.6%
22	FTI Consulting, Inc. (a) (c)	1,138
	Real Estate Investment Trusts (REITs) — 2.2%
91	Kimco Realty Corp.	917
9	Public Storage	596
6	Rayonier, Inc.	201
27	Regency Centers Corp.	932
27	Ventas, Inc.	794
20	Vornado Realty Trust	891
		4,331
	Real Estate Management & Development — 0.4%
101	Brookfield Properties Corp., (Canada)	806
	Road & Rail — 1.4%
22	Canadian National Railway Co., (Canada)	962

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — Continued
49	Landstar System, Inc.	1,749
		2,711
	Semiconductors & Semiconductor Equipment — 2.2%
51	Broadcom Corp., Class A (a) (c)	1,265
31	KLA-Tencor Corp. (c)	775
21	Lam Research Corp. (a) (c)	549
87	Marvell Technology Group Ltd., (Bermuda) (a)	1,014
37	Xilinx, Inc. (c)	751
		4,354
	Software — 2.8%
98	Amdocs Ltd., (United Kingdom) (a)	2,110
24	ANSYS, Inc. (a) (c)	750
62	Jack Henry & Associates, Inc.	1,285
67	Nuance Communications, Inc. (a) (c)	812
17	Sybase, Inc. (a) (c)	523
		5,480
	Specialty Retail — 6.4%
26	Advance Auto Parts, Inc.	1,095
41	AutoNation, Inc. (a)	703
6	AutoZone, Inc. (a)	846
45	Bed Bath & Beyond, Inc. (a)	1,387
52	CarMax, Inc. (a)	763
65	Gap, Inc. (The)	1,071
29	Sherwin-Williams Co. (The)	1,543
97	Staples, Inc.	1,954
24	Tiffany & Co.	616
81	TJX Cos., Inc. (c)	2,558
		12,536
	Textiles, Apparel & Luxury Goods — 0.8%
13	Polo Ralph Lauren Corp. (c)	712
17	V.F. Corp.	936
		1,648
	Thrifts & Mortgage Finance — 0.5%
64	People’s United Financial, Inc.	961
	Tobacco — 0.4%
10	Lorillard, Inc.	705
	Trading Companies & Distributors — 0.4%
10	W.W. Grainger, Inc. (c)	778
	Water Utilities — 0.4%
45	American Water Works Co., Inc.	850
	Wireless Telecommunication Services — 1.3%
37	Leap Wireless International, Inc. (a) (c)	1,212
54	Telephone & Data Systems, Inc.	1,391
		2,603
	Total Long-Term Investments (Cost $185,319)	190,042
Short-Term Investment — 4.2%
	Investment Company — 4.2%
8,171	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (m) (Cost $8,171)	8,171
Investments of Cash Collateral for Securities on Loan — 18.1%
	Investment Company — 18.1%
35,428	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l) (Cost $35,428)	35,428
	Total Investments — 119.3% (Cost $228,918)	233,641
	Liabilities in Excess of Other Assets — (19.3)%	(37,856)
	NET ASSETS — 100.0%	$195,785

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 1.6%
261	Precision Castparts Corp.	19,043
	Airlines — 0.5%
1,034	Delta Air Lines, Inc. (a)	5,985
	Auto Components — 0.6%
581	Gentex Corp.	6,734
	Automobiles — 0.4%
279	Harley-Davidson, Inc. (c)	4,516
	Biotechnology — 1.1%
129	Alexion Pharmaceuticals, Inc. (a)	5,309
228	Myriad Genetics, Inc. (a)	8,128
38	Myriad Pharmaceuticals, Inc. (a)	179
		13,616
	Building Products — 0.8%
304	Lennox International, Inc.	9,765
	Capital Markets — 6.2%
119	Affiliated Managers Group, Inc. (a)	6,927
59	BlackRock, Inc.	10,385
249	Lazard Ltd., (Bermuda), Class A	6,695
310	Northern Trust Corp.	16,647
907	Och-Ziff Capital Management Group LLC, Class A	8,077
336	T. Rowe Price Group, Inc. (c)	13,987
721	TD AMERITRADE Holding Corp. (a)	12,638
		75,356
	Chemicals — 2.9%
399	Ecolab, Inc.	15,548
266	Praxair, Inc.	18,890
		34,438
	Commercial Banks — 0.7%
149	BOK Financial Corp. (c)	5,628
272	Zions Bancorp (c)	3,148
		8,776
	Commercial Services & Supplies — 4.5%
1,118	Corrections Corp. of America (a)	18,987
271	Stericycle, Inc. (a)	13,943
825	Waste Connections, Inc. (a)	21,387
		54,317
	Communications Equipment — 2.9%
441	CommScope, Inc. (a)	11,567
450	F5 Networks, Inc. (a)	15,552
333	Juniper Networks, Inc. (a)	7,859
		34,978
	Computers & Peripherals — 1.3%
795	NetApp, Inc. (a)	15,677
	Construction & Engineering — 1.7%
386	Aecom Technology Corp. (a)	12,359
299	Shaw Group, Inc. (The) (a)	8,203
		20,562
	Containers & Packaging — 0.7%
197	Greif, Inc., Class A	8,702
	Diversified Consumer Services — 2.1%
507	DeVry, Inc. (c)	25,380
	Diversified Financial Services — 1.6%
79	IntercontinentalExchange, Inc. (a)	9,025
431	MSCI, Inc., Class A (a)	10,541
		19,566
	Diversified Telecommunication Services — 1.2%
1,438	tw telecom, inc. (a) (c)	14,766
	Electrical Equipment — 1.5%
38	First Solar, Inc. (a)	6,199
268	Roper Industries, Inc.	12,127
		18,326
	Electronic Equipment, Instruments & Components — 2.1%
461	Amphenol Corp., Class A	14,582
285	Dolby Laboratories, Inc., Class A (a)	10,628
		25,210
	Energy Equipment & Services — 2.2%
420	Cameron International Corp. (a)	11,899
193	Oceaneering International, Inc. (a)	8,724
331	Weatherford International Ltd. (a)	6,465
		27,088
	Health Care Equipment & Supplies — 1.6%
349	DENTSPLY International, Inc.	10,641
217	Zimmer Holdings, Inc. (a)	9,223
		19,864
	Health Care Providers & Services — 6.0%
269	DaVita, Inc. (a)	13,297
284	Express Scripts, Inc. (a)	19,545
314	Humana, Inc. (a)	10,124
467	UnitedHealth Group, Inc.	11,666
675	VCA Antech, Inc. (a)	18,021
		72,653
	Health Care Technology — 1.4%
265	Cerner Corp. (a) (c)	16,525

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Mid Cap Growth Fund
    (formerly JPMorgan Diversified Mid Cap Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 2.5%
77	Chipotle Mexican Grill, Inc., Class A (a) (c)	6,160
273	Darden Restaurants, Inc.	8,990
653	Las Vegas Sands Corp. (a) (c)	5,133
431	Marriott International, Inc., Class A	9,510
		29,793
	Industrial Conglomerates — 1.5%
401	Carlisle Cos., Inc.	9,640
412	McDermott International, Inc. (a)	8,366
		18,006
	Insurance — 3.9%
371	ACE Ltd., (Switzerland)	16,418
271	AON Corp.	10,244
607	Fidelity National Financial, Inc., Class A	8,206
499	HCC Insurance Holdings, Inc. (c)	11,971
		46,839
	Internet & Catalog Retail — 0.8%
115	Amazon.com, Inc. (a)	9,587
	Internet Software & Services — 2.1%
678	Akamai Technologies, Inc. (a)	13,010
163	Equinix, Inc. (a)	11,828
		24,838
	IT Services — 2.9%
575	Cognizant Technology Solutions Corp., Class A (a)	15,352
58	MasterCard, Inc., Class A	9,734
542	SAIC, Inc. (a)	10,062
		35,148
	Life Sciences Tools & Services — 3.2%
283	Covance, Inc. (a)	13,927
469	Illumina, Inc. (a)	18,255
141	Life Technologies Corp. (a)	5,899
		38,081
	Machinery — 3.6%
246	AGCO Corp. (a)	7,140
211	Bucyrus International, Inc.	6,012
278	Cummins, Inc.	9,783
366	Pall Corp.	9,724
351	Wabtec Corp.	11,302
		43,961
	Media — 3.5%
651	Discovery Communications, Inc., Class A (a)	14,678
433	John Wiley & Sons, Inc., Class A	14,407
338	Lamar Advertising Co., Class A (a) (c)	5,167
182	Morningstar, Inc. (a) (c)	7,516
		41,768
	Metals & Mining — 1.0%
120	Freeport-McMoRan Copper & Gold, Inc.	6,013
137	Nucor Corp.	6,069
		12,082
	Multiline Retail — 1.1%
315	Kohl’s Corp. (a)	13,462
	Oil, Gas & Consumable Fuels — 4.1%
385	Cabot Oil & Gas Corp.	11,798
748	Forest Oil Corp. (a)	11,164
155	Noble Energy, Inc.	9,141
445	Southwestern Energy Co. (a)	17,271
		49,374
	Personal Products — 0.2%
86	NBTY, Inc. (a)	2,421
	Pharmaceuticals — 0.7%
182	Allergan, Inc.	8,679
	Professional Services — 1.2%
280	FTI Consulting, Inc. (a)	14,222
	Road & Rail — 2.8%
280	Canadian National Railway Co., (Canada)	12,016
610	Landstar System, Inc.	21,887
		33,903
	Semiconductors & Semiconductor Equipment — 4.5%
638	Broadcom Corp., Class A (a)	15,813
382	KLA-Tencor Corp.	9,650
261	Lam Research Corp. (a)	6,778
1,085	Marvell Technology Group Ltd., (Bermuda) (a)	12,625
457	Xilinx, Inc.	9,342
		54,208
	Software — 4.5%
1,315	Amdocs Ltd., (United Kingdom) (a)	28,216
300	ANSYS, Inc. (a)	9,339
837	Nuance Communications, Inc. (a) (c)	10,115
207	Sybase, Inc. (a)	6,475
		54,145
	Specialty Retail — 6.5%
330	Advance Auto Parts, Inc.	13,679
369	Bed Bath & Beyond, Inc. (a)	11,356
646	CarMax, Inc. (a) (c)	9,500

SEE NOTES TO FINANCIAL STATEMENTS.

26   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
231	Sherwin-Williams Co. (The)	12,395
705	Staples, Inc.	14,224
568	TJX Cos., Inc.	17,879
		79,033
	Textiles, Apparel & Luxury Goods — 0.7%
165	Polo Ralph Lauren Corp.	8,855
	Trading Companies & Distributors — 0.8%
119	W.W. Grainger, Inc.	9,703
	Wireless Telecommunication Services — 1.3%
460	Leap Wireless International, Inc. (a) (c)	15,135
	Total Long-Term Investments (Cost $1,173,011)	1,195,086
Short-Term Investment — 2.3%
	Investment Company — 2.3%
27,656	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440%, (b) (l) (Cost $27,656)	27,656

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.3%
	Certificate of Deposit — 0.3%
4,500	Calyon, New York, VAR, 0.396%, 03/15/10	4,442
	Corporate Notes — 1.7%
5,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	4,934
6,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	5,900
1,000	Monumental Global Funding III, VAR, 0.395%, 03/26/10 (e)	962
7,000	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	6,713
2,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	1,928
		20,437

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 2.3%
27,503	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	27,503
	Total Investments of Cash Collateral for Securities on Loan (Cost $53,003)	52,382
	Total Investments — 105.6% (Cost $1,253,670)	1,275,124
	Liabilities in Excess of Other Assets — (5.6)%	(67,873)
	NET ASSETS — 100.0%	$1,207,251

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 97.4%
	Aerospace & Defense — 2.5%
321	Alliant Techsystems, Inc. (a)	26,399
459	L-3 Communications Holdings, Inc.	31,811
650	Precision Castparts Corp.	47,455
		105,665
	Auto Components — 0.6%
1,369	WABCO Holdings, Inc.	24,224
	Beverages — 0.3%
324	Brown-Forman Corp., Class B	13,904
	Capital Markets — 1.7%
278	Affiliated Managers Group, Inc. (a) (c)	16,156
61	Charles Schwab Corp. (The)	1,066
61	Cohen & Steers, Inc. (c)	911
369	Northern Trust Corp.	19,819
819	T. Rowe Price Group, Inc. (c)	34,131
		72,083
	Chemicals — 4.4%
397	Air Products & Chemicals, Inc.	25,655
492	Airgas, Inc.	19,921
2,142	Albemarle Corp.	54,775
12	Intrepid Potash, Inc. (a) (c)	323
25	Lubrizol Corp.	1,164
866	PPG Industries, Inc.	38,013
886	Sigma-Aldrich Corp.	43,890
		183,741
	Commercial Banks — 6.4%
605	BancorpSouth, Inc.	12,419
1,261	BB&T Corp.	27,723
342	City National Corp. (c)	12,577
964	Cullen/Frost Bankers, Inc.	44,446
1,466	M&T Bank Corp. (c)	74,686
995	SunTrust Banks, Inc.	16,369
4,651	Synovus Financial Corp. (c)	13,907
2,248	TCF Financial Corp. (c)	30,056
42	United Community Banks, Inc. (a) (c)	251
1,756	Wilmington Trust Corp.	23,983
1,025	Zions Bancorp (c)	11,852
		268,269
	Commercial Services & Supplies — 1.9%
3,354	Republic Services, Inc.	81,870
	Construction Materials — 0.4%
371	Vulcan Materials Co. (c)	15,999
	Containers & Packaging — 1.8%
1,702	Ball Corp.	76,857
	Distributors — 1.3%
1,655	Genuine Parts Co.	55,552
	Diversified Consumer Services — 0.9%
2,119	H&R Block, Inc.	36,517
	Diversified Telecommunication Services — 1.7%
1,531	CenturyTel, Inc. (c)	47,005
2,717	Windstream Corp.	22,718
		69,723
	Electric Utilities — 3.3%
2,656	American Electric Power Co., Inc.	76,729
47	Edison International	1,473
246	FirstEnergy Corp. (c)	9,517
2,814	Westar Energy, Inc.	52,821
		140,540
	Electrical Equipment — 0.6%
797	Cooper Industries Ltd., Class A	24,753
	Electronic Equipment, Instruments & Components — 3.6%
1,427	Amphenol Corp., Class A	45,157
2,545	Arrow Electronics, Inc. (a)	54,051
2,890	Tyco Electronics Ltd., (Switzerland)	53,727
		152,935
	Energy Equipment & Services — 0.0% (g)
21	Unit Corp. (a)	576
	Food & Staples Retailing — 2.5%
13	Costco Wholesale Corp.	571
72	Great Atlantic & Pacific Tea Co. (a) (c)	306
4,486	Safeway, Inc. (c)	91,384
446	SYSCO Corp.	10,024
34	Walgreen Co.	994
		103,279
	Food Products — 1.7%
29	Archer-Daniels-Midland Co.	768
1,413	JM Smucker Co. (The)	68,737
34	Smithfield Foods, Inc. (a) (c)	478
		69,983
	Gas Utilities — 4.0%
1,939	Energen Corp.	77,358
1,477	EQT Corp.	51,562
1,338	ONEOK, Inc.	39,469
		168,389

SEE NOTES TO FINANCIAL STATEMENTS.

28   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 1.8%
1,035	Becton, Dickinson & Co.	73,834
	Health Care Providers & Services — 3.9%
1,459	Community Health Systems, Inc. (a)	36,843
2,030	Coventry Health Care, Inc. (a)	37,976
2,232	Lincare Holdings, Inc. (a) (c)	52,487
1,293	VCA Antech, Inc. (a) (c)	34,534
		161,840
	Hotels, Restaurants & Leisure — 1.7%
1,210	Burger King Holdings, Inc. (c)	20,896
2,207	Marriott International, Inc., Class A (c)	48,698
23	Vail Resorts, Inc. (a)	625
		70,219
	Household Durables — 1.6%
1,393	Fortune Brands, Inc.	48,407
884	Jarden Corp. (a)	16,568
35	MDC Holdings, Inc.	1,048
16	Mohawk Industries, Inc. (a) (c)	578
		66,601
	Household Products — 1.5%
736	Clorox Co.	41,083
429	Energizer Holdings, Inc. (a)	22,411
		63,494
	Industrial Conglomerates — 1.1%
1,929	Carlisle Cos., Inc.	46,364
	Insurance — 12.0%
3,445	Assurant, Inc.	82,984
3,725	Cincinnati Financial Corp.	83,246
444	Everest Re Group Ltd., (Bermuda)	31,788
1,369	Loews Corp.	37,500
10,151	Old Republic International Corp. (c)	99,989
3,808	OneBeacon Insurance Group Ltd., Class A	44,520
1,895	Principal Financial Group, Inc.	35,700
44	ProAssurance Corp. (a)	2,015
26	Protective Life Corp. (c)	296
937	Transatlantic Holdings, Inc.	40,596
2,164	W.R. Berkley Corp.	46,463
		505,097
	Internet & Catalog Retail — 0.1%
17	Amazon.com, Inc. (a)	1,456
65	Expedia, Inc. (a)	977
		2,433
	IT Services — 0.6%
52	Fidelity National Information Services, Inc.	1,029
26	Lender Processing Services, Inc.	714
1,316	Western Union Co. (The)	21,582
		23,325
	Machinery — 1.4%
812	Dover Corp.	26,874
23	Harsco Corp.	659
770	Illinois Tool Works, Inc.	28,767
45	Kennametal, Inc.	867
		57,167
	Media — 3.8%
65	AH Belo Corp., Class A (c)	63
1,631	Cablevision Systems Corp., Class A	31,652
3,759	Clear Channel Outdoor Holdings, Inc., Class A (a)	19,924
676	Omnicom Group, Inc.	21,336
1,446	Scripps Networks Interactive, Inc., Class A	40,253
135	Washington Post Co. (The), Class B	47,696
		160,924
	Multiline Retail — 0.0% (g)
34	Nordstrom, Inc. (c)	676
	Multi-Utilities — 4.5%
4,964	CMS Energy Corp. (c)	59,963
54	MDU Resources Group, Inc.	1,032
46	NSTAR	1,480
1,717	PG&E Corp.	66,009
3,387	Xcel Energy, Inc.	62,354
		190,838
	Oil, Gas & Consumable Fuels — 5.9%
2,722	CVR Energy, Inc. (a)	19,953
1,003	Devon Energy Corp.	54,682
1,235	Kinder Morgan Management LLC (a)	55,771
18	Murphy Oil Corp.	956
24	Newfield Exploration Co. (a)	778
6	Penn Virginia Corp.	103
2,021	Teekay Corp., (Bahamas)	42,505
4,577	Williams Cos., Inc. (The)	71,445
		246,193
	Personal Products — 0.0% (g)
38	Mead Johnson Nutrition Co., Class A (a)	1,202
	Real Estate Investment Trusts (REITs) — 4.4%
62	Cousins Properties, Inc. (c)	526
71	Host Hotels & Resorts, Inc.	592
3,908	Kimco Realty Corp.	39,277
19	PS Business Parks, Inc.	925

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
385	Public Storage	25,180
230	Rayonier, Inc.	8,353
1,139	Regency Centers Corp.	39,745
1,131	Ventas, Inc.	33,763
833	Vornado Realty Trust (c)	37,507
		185,868
	Real Estate Management & Development — 0.8%
57	Brookfield Asset Management, Inc., (Canada), Class A	975
4,283	Brookfield Properties Corp., (Canada)	34,132
21	Jones Lang LaSalle, Inc.	671
		35,778
	Software — 1.3%
26	Adobe Systems, Inc. (a)	739
2,636	Jack Henry & Associates, Inc.	54,695
31	MICROS Systems, Inc. (a) (c)	772
		56,206
	Specialty Retail — 6.4%
8	Abercrombie & Fitch Co., Class A	198
1,751	AutoNation, Inc. (a) (c)	30,379
241	AutoZone, Inc. (a)	36,354
661	Bed Bath & Beyond, Inc. (a)	20,323
2,803	Gap, Inc. (The) (c)	45,967
37	Lowe’s Cos., Inc.	714
442	Sherwin-Williams Co. (The)	23,762
1,733	Staples, Inc.	34,957
1,060	Tiffany & Co. (c)	26,883
1,548	TJX Cos., Inc.	48,694
		268,231
	Textiles, Apparel & Luxury Goods — 1.0%
11	Nike, Inc., Class B	544
21	Phillips-Van Heusen Corp.	591
715	V.F. Corp.	39,567
		40,702
	Thrifts & Mortgage Finance — 1.0%
46	Hudson City Bancorp, Inc.	617
2,758	People’s United Financial, Inc.	41,480
		42,097
	Tobacco — 0.7%
449	Lorillard, Inc.	30,436
	Water Utilities — 0.9%
1,901	American Water Works Co., Inc.	36,328
	Wireless Telecommunication Services — 1.4%
2,249	Telephone & Data Systems, Inc.	58,395
30	U.S. Cellular Corp. (a)	1,153
		59,548
	Total Long-Term Investments (Cost $4,770,771)	4,090,260
Short-Term Investment — 2.8%
	Investment Company — 2.8%
118,233	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $118,233)	118,233

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.5%
	Certificate of Deposit — 0.1%
2,500	Calyon, New York, VAR, 0.396%, 03/15/10	2,468
	Corporate Notes — 0.3%
4,000	BBVA U.S. Senior S.A., (Spain), VAR, 0.689%, 03/12/10 (e)	3,947
4,000	General Electric Capital Corp., VAR, 0.400%, 03/12/10	3,933
3,000	Monumental Global Funding III, VAR, 0.711%, 05/24/10 (e)	2,877
3,000	Pricoa Global Funding I, VAR, 0.405%, 12/15/09 (e)	2,893
		13,650

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 5.1%
213,684	JPMorgan Prime Money Market Fund, Capital Shares, 0.450% (b) (l)	213,684
	Total Investments of Cash Collateral for Securities on Loan (Cost $230,183)	229,802
	Total Investments — 105.7% (Cost $5,119,187)	4,438,295
	Liabilities in Excess of Other Assets — (5.7)%	(238,918)
	NET ASSETS — 100.0%	$4,199,377

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — 99.6% (j)
Long-Term Investments — 87.2%
	Common Stocks — 87.2%
	Aerospace & Defense — 2.5%
15	Alliant Techsystems, Inc. (a)	1,229
48	General Dynamics Corp.	2,668
33	Goodrich Corp.	1,655
48	ITT Corp.	2,145
34	L-3 Communications Holdings, Inc.	2,354
6	Lockheed Martin Corp.	489
47	Northrop Grumman Corp.	2,143
112	Orbital Sciences Corp. (a)	1,698
40	Raytheon Co.	1,765
21	TransDigm Group, Inc. (a)	752
		16,898
	Air Freight & Logistics — 0.3%
15	United Parcel Service, Inc., Class B	770
125	UTi Worldwide, Inc., (United Kingdom) (a)	1,424
		2,194
	Airlines — 0.8%
234	Airtran Holdings, Inc. (a)	1,447
6	Alaska Air Group, Inc. (a)	112
27	Allegiant Travel Co. (a)	1,065
107	SkyWest, Inc.	1,095
642	U.S. Airways Group, Inc. (a)	1,561
		5,280
	Auto Components — 0.3%
91	TRW Automotive Holdings Corp. (a)	1,030
68	WABCO Holdings, Inc.	1,197
		2,227
	Beverages — 0.5%
127	Coca-Cola Enterprises, Inc.	2,112
102	Constellation Brands, Inc., Class A (a)	1,298
		3,410
	Biotechnology — 1.4%
66	Alkermes, Inc. (a)	716
40	Amgen, Inc. (a)	2,091
114	Amylin Pharmaceuticals, Inc. (a)	1,535
34	Biogen Idec, Inc. (a)	1,527
33	Cephalon, Inc. (a)	1,847
45	Isis Pharmaceuticals, Inc. (a)	745
99	PDL BioPharma, Inc.	780
		9,241
	Building Products — 0.3%
61	Armstrong World Industries, Inc. (a)	1,013
117	Masco Corp.	1,118
		2,131
	Capital Markets — 0.3%
97	American Capital Ltd.	310
178	Apollo Investment Corp.	1,071
6	Charles Schwab Corp. (The)	103
1	Jefferies Group, Inc. (a)	21
36	Knight Capital Group, Inc., Class A (a)	619
		2,124
	Chemicals — 1.4%
115	Dow Chemical Co. (The)	1,861
41	Lubrizol Corp.	1,955
15	NewMarket Corp.	1,038
132	Olin Corp.	1,565
93	OM Group, Inc. (a)	2,688
		9,107
	Commercial Banks — 2.5%
33	BancorpSouth, Inc.	670
32	Bank of Hawaii Corp.	1,153
52	BB&T Corp.	1,134
16	BOK Financial Corp.	620
23	Commerce Bancshares, Inc.	743
98	FirstMerit Corp.	1,657
104	International Bancshares Corp.	1,074
41	M&T Bank Corp.	2,073
37	Prosperity Bancshares, Inc.	1,104
132	Regions Financial Corp.	534
184	Susquehanna Bancshares, Inc.	902
35	SVB Financial Group (a)	942
62	TCF Financial Corp.	823
84	Trustmark Corp.	1,624
70	United Bankshares, Inc.	1,369
		16,422
	Commercial Services & Supplies — 1.1%
66	Brink’s Co. (The)	1,916
125	Herman Miller, Inc.	1,922
23	Pitney Bowes, Inc.	499
233	R.R. Donnelley & Sons Co.	2,711
		7,048
	Communications Equipment — 2.6%
533	3Com Corp. (a)	2,509
307	ADC Telecommunications, Inc. (a)	2,446

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
217	Arris Group, Inc. (a)	2,637
118	Avocent Corp. (a)	1,642
76	CommScope, Inc. (a)	1,994
4	F5 Networks, Inc. (a)	130
64	Harris Corp.	1,821
84	Starent Networks Corp. (a)	2,039
22	Tekelec (a)	370
323	Tellabs, Inc. (a)	1,851
		17,439
	Computers & Peripherals — 1.9%
125	Dell, Inc. (a)	1,710
78	Diebold, Inc.	2,048
120	Lexmark International, Inc., Class A (a)	1,895
234	NCR Corp. (a)	2,768
104	NetApp, Inc. (a)	2,046
51	Synaptics, Inc. (a)	1,958
		12,425
	Construction & Engineering — 2.6%
137	EMCOR Group, Inc. (a)	2,753
55	Fluor Corp.	2,844
43	Granite Construction, Inc.	1,432
37	Jacobs Engineering Group, Inc. (a)	1,577
113	KBR, Inc.	2,081
87	Shaw Group, Inc. (The) (a)	2,374
122	Tutor Perini Corp. (a)	2,121
40	URS Corp. (a)	1,961
		17,143
	Consumer Finance — 0.1%
22	Cash America International, Inc.	522
	Containers & Packaging — 1.4%
80	Owens-Illinois, Inc. (a)	2,236
64	Pactiv Corp. (a)	1,382
38	Rock-Tenn Co., Class A	1,469
102	Sealed Air Corp.	1,876
36	Silgan Holdings, Inc.	1,744
70	Temple-Inland, Inc.	921
		9,628
	Diversified Consumer Services — 1.0%
23	Apollo Group, Inc., Class A (a)	1,641
94	Corinthian Colleges, Inc. (a)	1,596
6	ITT Educational Services, Inc. (a)	566
73	Regis Corp.	1,262
73	Weight Watchers International, Inc.	1,892
		6,957
	Diversified Financial Services — 0.3%
37	Bank of America Corp.	483
529	Citigroup, Inc.	1,570
		2,053
	Diversified Telecommunication Services — 0.4%
28	CenturyTel, Inc.	862
59	Neutral Tandem, Inc. (a)	1,740
		2,602
	Electric Utilities — 1.4%
11	DPL, Inc.	260
43	Edison International	1,347
44	FirstEnergy Corp.	1,689
10	Idacorp, Inc.	261
163	Pepco Holdings, Inc.	2,191
67	Pinnacle West Capital Corp.	2,011
91	Portland General Electric Co.	1,764
		9,523
	Electrical Equipment — 1.6%
60	Acuity Brands, Inc.	1,676
79	Belden, Inc.	1,327
14	Cooper Industries Ltd., Class A	428
110	EnerSys (a)	2,007
33	General Cable Corp. (a)	1,242
49	Hubbell, Inc., Class B	1,557
78	Thomas & Betts Corp. (a)	2,239
		10,476
	Electronic Equipment, Instruments & Components — 2.3%
86	Avnet, Inc. (a)	1,808
114	Benchmark Electronics, Inc. (a)	1,647
384	Celestica, Inc., (Canada) (a)	2,620
582	Flextronics International Ltd., (Singapore) (a)	2,391
132	Ingram Micro, Inc., Class A (a)	2,306
250	Jabil Circuit, Inc.	1,858
49	Tech Data Corp. (a)	1,595
199	Vishay Intertechnology, Inc. (a)	1,351
		15,576
	Energy Equipment & Services — 3.6%
46	Cameron International Corp. (a)	1,290
39	CARBO Ceramics, Inc.	1,327

SEE NOTES TO FINANCIAL STATEMENTS.

32   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Energy Equipment & Services — Continued
18	Diamond Offshore Drilling, Inc.	1,516
62	Dresser-Rand Group, Inc. (a)	1,606
75	ENSCO International, Inc.	2,609
39	Gulfmark Offshore, Inc. (a)	1,073
50	Noble Corp.	1,516
67	Oil States International, Inc. (a)	1,625
201	Patterson-UTI Energy, Inc.	2,590
44	Pride International, Inc. (a)	1,104
89	Rowan Cos., Inc.	1,724
22	SEACOR Holdings, Inc. (a)	1,630
40	Tidewater, Inc.	1,708
8	Transocean Ltd., (Switzerland) (a)	586
81	Unit Corp. (a)	2,235
		24,139
	Food & Staples Retailing — 0.4%
145	SUPERVALU, Inc.	1,874
22	SYSCO Corp.	500
		2,374
	Food Products — 2.2%
85	Archer-Daniels-Midland Co.	2,275
97	Dean Foods Co. (a)	1,865
303	Del Monte Foods Co.	2,846
95	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	1,551
72	Kraft Foods, Inc., Class A	1,823
248	Sara Lee Corp.	2,419
66	TreeHouse Foods, Inc. (a)	1,900
		14,679
	Gas Utilities — 0.8%
55	AGL Resources, Inc.	1,743
60	Atmos Energy Corp.	1,494
90	UGI Corp.	2,290
		5,527
	Health Care Equipment & Supplies — 1.1%
116	American Medical Systems Holdings, Inc. (a)	1,830
34	Gen-Probe, Inc. (a)	1,465
39	Hill-Rom Holdings, Inc.	630
134	Hologic, Inc. (a)	1,910
2	ResMed, Inc. (a)	101
4	STERIS Corp.	102
60	Thoratec Corp. (a)	1,597
		7,635
	Health Care Providers & Services — 4.1%
68	Aetna, Inc.	1,714
67	Amedisys, Inc. (a)	2,210
56	AMERIGROUP Corp. (a)	1,515
6	AmerisourceBergen Corp.	100
103	Centene Corp. (a)	2,049
93	CIGNA Corp.	2,241
76	Community Health Systems, Inc. (a)	1,918
113	Coventry Health Care, Inc. (a)	2,116
103	Health Net, Inc. (a)	1,609
135	Healthsouth Corp. (a)	1,946
143	Healthspring, Inc. (a)	1,551
40	HMS Holdings Corp. (a)	1,640
63	Humana, Inc. (a)	2,032
4	LifePoint Hospitals, Inc. (a)	105
29	Magellan Health Services, Inc. (a)	939
13	McKesson Corp.	584
80	Omnicare, Inc.	2,067
21	WellPoint, Inc. (a)	1,054
		27,390
	Health Care Technology — 0.1%
42	IMS Health, Inc.	532
	Hotels, Restaurants & Leisure — 2.1%
73	Ameristar Casinos, Inc.	1,398
61	Bally Technologies, Inc. (a)	1,837
88	Brinker International, Inc.	1,502
94	Cheesecake Factory, Inc. (The) (a)	1,624
37	Darden Restaurants, Inc.	1,223
54	Jack in the Box, Inc. (a)	1,218
7	Panera Bread Co., Class A (a)	332
55	Penn National Gaming, Inc. (a)	1,590
22	Vail Resorts, Inc. (a)	602
235	Wyndham Worldwide Corp.	2,854
		14,180
	Household Durables — 2.7%
119	D.R. Horton, Inc.	1,114
62	Garmin Ltd., (Cayman Islands)	1,484
103	Jarden Corp. (a)	1,924
25	KB Home	344
108	Leggett & Platt, Inc.	1,646
272	Newell Rubbermaid, Inc.	2,833
5	NVR, Inc. (a)	2,493
88	Pulte Homes, Inc.	776
87	Ryland Group, Inc.	1,457
3	Snap-On, Inc.	95
129	Tempur-Pedic International, Inc.	1,682

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Household Durables — Continued
84	Toll Brothers, Inc. (a)	1,429
14	Whirlpool Corp.	616
		17,893
	Independent Power Producers & Energy Traders — 1.0%
34	AES Corp. (The) (a)	395
91	Constellation Energy Group, Inc.	2,426
568	Dynegy, Inc., Class A (a)	1,289
164	Mirant Corp. (a)	2,584
4	NRG Energy, Inc. (a)	114
		6,808
	Industrial Conglomerates — 0.6%
5	Carlisle Cos., Inc.	109
174	General Electric Co.	2,039
63	Tyco International Ltd., (Bermuda)	1,632
		3,780
	Insurance — 5.7%
34	ACE Ltd., (Switzerland)	1,496
49	Aflac, Inc.	1,514
50	Allied World Assurance Co. Holdings Ltd., (Bermuda)	2,054
7	Allstate Corp. (The)	176
136	American Financial Group, Inc.	2,926
33	Arch Capital Group Ltd., (Bermuda) (a)	1,933
64	Aspen Insurance Holdings Ltd., (Bermuda)	1,426
67	Assurant, Inc.	1,611
34	Assured Guaranty Ltd., (Bermuda)	417
17	Chubb Corp. (The)	694
87	CNA Financial Corp.	1,341
29	Delphi Financial Group, Inc., Class A	571
47	Endurance Specialty Holdings Ltd., (Bermuda)	1,380
44	Fidelity National Financial, Inc., Class A	600
63	First American Corp.	1,622
36	HCC Insurance Holdings, Inc.	859
41	IPC Holdings Ltd., (Bermuda)	1,134
58	Lincoln National Corp.	1,003
15	Loews Corp.	404
110	Montpelier Re Holdings Ltd., (Bermuda)	1,467
7	Odyssey Re Holdings Corp.	290
17	PartnerRe Ltd., (Bermuda)	1,096
81	Platinum Underwriters Holdings Ltd., (Bermuda)	2,309
4	Prudential Financial, Inc.	166
20	RenaissanceRe Holdings Ltd., (Bermuda)	929
57	StanCorp Financial Group, Inc.	1,648
26	Torchmark Corp.	957
27	Tower Group, Inc.	658
10	Transatlantic Holdings, Inc.	437
41	Travelers Cos., Inc. (The)	1,677
139	Unum Group	2,206
128	XL Capital Ltd., (Bermuda), Class A	1,466
		38,467
	Internet & Catalog Retail — 0.7%
189	Expedia, Inc. (a)	2,849
48	Netflix, Inc. (a)	2,003
		4,852
	Internet Software & Services — 0.7%
211	EarthLink, Inc. (a)	1,564
6	IAC/InterActiveCorp. (a)	92
98	VeriSign, Inc. (a)	1,816
65	Websense, Inc. (a)	1,167
		4,639
	IT Services — 3.3%
79	Accenture Ltd., (Bermuda), Class A	2,659
57	Alliance Data Systems Corp. (a)	2,366
114	Broadridge Financial Solutions, Inc.	1,895
30	CACI International, Inc., Class A (a)	1,273
50	Computer Sciences Corp. (a)	2,231
140	Convergys Corp. (a)	1,296
37	DST Systems, Inc. (a)	1,353
39	Fidelity National Information Services, Inc.	774
9	Global Payments, Inc.	347
65	Hewitt Associates, Inc., Class A (a)	1,937
47	NeuStar, Inc., Class A (a)	1,032
72	SAIC, Inc. (a)	1,334
143	Western Union Co. (The)	2,344
58	Wright Express Corp. (a)	1,480
		22,321
	Leisure Equipment & Products — 0.4%
90	Polaris Industries, Inc.	2,883
	Life Sciences Tools & Services — 0.3%
7	Millipore Corp. (a)	476
75	PerkinElmer, Inc.	1,310
2	Waters Corp. (a)	123
		1,909
	Machinery — 1.0%
17	Bucyrus International, Inc.	472
24	Crane Co.	529
39	Joy Global, Inc.	1,402

SEE NOTES TO FINANCIAL STATEMENTS.

34   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Machinery — Continued
140	Oshkosh Corp.	2,039
42	SPX Corp.	2,063
17	Toro Co.	520
		7,025
	Media — 1.5%
6	Comcast Corp., Class A	93
33	DISH Network Corp., Class A (a)	531
337	Interpublic Group of Cos., Inc. (The) (a)	1,701
41	Liberty Global, Inc., Class A (a)	655
78	McGraw-Hill Cos., Inc. (The)	2,349
36	Omnicom Group, Inc.	1,141
66	Scripps Networks Interactive, Inc., Class A	1,835
76	Time Warner, Inc.	1,907
		10,212
	Metals & Mining — 1.5%
122	AK Steel Holding Corp.	2,337
20	Allegheny Technologies, Inc.	686
6	Carpenter Technology Corp.	116
11	Compass Minerals International, Inc.	582
63	Reliance Steel & Aluminum Co.	2,424
58	United States Steel Corp.	2,065
126	Worthington Industries, Inc.	1,608
		9,818
	Multiline Retail — 0.6%
2	Dollar Tree, Inc. (a)	92
165	Macy’s, Inc.	1,936
27	Sears Holdings Corp. (a)	1,820
		3,848
	Multi-Utilities — 1.7%
90	Ameren Corp.	2,241
73	Avista Corp.	1,292
215	CenterPoint Energy, Inc.	2,381
190	CMS Energy Corp.	2,293
62	DTE Energy Co.	1,974
2	MDU Resources Group, Inc.	46
22	NiSource, Inc.	255
48	PNM Resources, Inc.	517
16	Public Service Enterprise Group, Inc.	514
		11,513
	Oil, Gas & Consumable Fuels — 5.1%
112	Alpha Natural Resources, Inc. (a)	2,932
41	Bill Barrett Corp. (a)	1,136
81	Chesapeake Energy Corp.	1,603
30	CNX Gas Corp. (a)	775
55	Comstock Resources, Inc. (a)	1,805
52	ConocoPhillips	2,179
34	Consol Energy, Inc.	1,154
30	Devon Energy Corp.	1,618
303	El Paso Corp.	2,793
115	Frontier Oil Corp.	1,507
152	Mariner Energy, Inc. (a)	1,782
79	Overseas Shipholding Group, Inc.	2,675
27	Peabody Energy Corp.	828
82	St. Mary Land & Exploration Co.	1,711
117	Teekay Corp., (Bahamas)	2,467
6	Tesoro Corp.	82
106	Valero Energy Corp.	1,799
38	Walter Industries, Inc.	1,384
61	World Fuel Services Corp.	2,508
33	XTO Energy, Inc.	1,274
		34,012
	Paper & Forest Products — 0.2%
8	International Paper Co.	121
74	MeadWestvaco Corp.	1,222
		1,343
	Personal Products — 0.5%
49	Alberto-Culver Co.	1,250
76	Herbalife Ltd., (Cayman Islands)	2,402
		3,652
	Pharmaceuticals — 3.2%
146	Biovail Corp., (Canada)	1,958
86	Bristol-Myers Squibb Co.	1,737
55	Eli Lilly & Co.	1,905
124	Endo Pharmaceuticals Holdings, Inc. (a)	2,222
103	Forest Laboratories, Inc. (a)	2,593
50	King Pharmaceuticals, Inc. (a)	485
131	Mylan, Inc. (a)	1,710
163	Pfizer, Inc.	2,444
129	Sepracor, Inc. (a)	2,239
117	Valeant Pharmaceuticals International (a)	3,009
37	Watson Pharmaceuticals, Inc. (a)	1,230
		21,532
	Professional Services — 0.5%
54	Manpower, Inc.	2,268
29	Watson Wyatt Worldwide, Inc., Class A	1,107
		3,375

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Positions — Continued
	Real Estate Investment Trusts (REITs) — 0.4%
96	DCT Industrial Trust, Inc.	392
8	Essex Property Trust, Inc.	468
36	Kilroy Realty Corp.	737
48	Macerich Co. (The)	849
		2,446
	Road & Rail — 0.5%
5	Con-way, Inc.	192
55	CSX Corp.	1,916
42	Norfolk Southern Corp.	1,571
		3,679
	Semiconductors & Semiconductor Equipment — 2.5%
361	Amkor Technology, Inc. (a)	1,710
231	Cypress Semiconductor Corp. (a)	2,122
358	Integrated Device Technology, Inc. (a)	2,163
92	Intersil Corp., Class A	1,154
125	LSI Corp. (a)	571
56	Marvell Technology Group Ltd., (Bermuda) (a)	650
16	ON Semiconductor Corp. (a)	111
47	Silicon Laboratories, Inc. (a)	1,773
192	Skyworks Solutions, Inc. (a)	1,874
269	STMicroelectronics N.V., (Switzerland)	2,018
96	Tessera Technologies, Inc. (a)	2,432
		16,578
	Software — 2.5%
96	CA, Inc.	1,679
74	Fair Isaac Corp.	1,142
479	Novell, Inc. (a)	2,171
140	Parametric Technology Corp. (a)	1,641
132	Quest Software, Inc. (a)	1,847
19	Sybase, Inc. (a)	608
136	Symantec Corp. (a)	2,118
89	Synopsys, Inc. (a)	1,739
159	Take-Two Interactive Software, Inc. (a)	1,508
335	TIBCO Software, Inc. (a)	2,401
		16,854
	Specialty Retail — 4.7%
45	Aaron Rents, Inc.	1,338
36	Advance Auto Parts, Inc.	1,510
52	Aeropostale, Inc. (a)	1,794
3	AutoZone, Inc. (a)	523
49	Barnes & Noble, Inc.	1,009
93	Cabela’s, Inc. (a)	1,141
91	Children’s Place Retail Stores, Inc. (The) (a)	2,393
167	Collective Brands, Inc. (a)	2,430
89	Dress Barn, Inc. (a)	1,279
253	Foot Locker, Inc.	2,647
61	Gymboree Corp. (a)	2,148
220	Limited Brands, Inc.	2,634
260	Office Depot, Inc. (a)	1,186
24	PetSmart, Inc.	511
172	RadioShack Corp.	2,401
76	Rent-A-Center, Inc. (a)	1,347
42	Ross Stores, Inc.	1,629
37	Sherwin-Williams Co. (The)	2,005
43	Tractor Supply Co. (a)	1,760
		31,685
	Textiles, Apparel & Luxury Goods — 1.5%
94	Carter’s, Inc. (a)	2,306
35	Columbia Sportswear Co.	1,087
36	Deckers Outdoor Corp. (a)	2,545
196	Jones Apparel Group, Inc.	2,106
17	Phillips-Van Heusen Corp.	499
23	Polo Ralph Lauren Corp.	1,209
		9,752
	Thrifts & Mortgage Finance — 0.2%
132	New York Community Bancorp, Inc.	1,409
	Tobacco — 0.8%
122	Altria Group, Inc.	2,000
53	Reynolds American, Inc.	2,030
34	Universal Corp.	1,121
		5,151
	Trading Companies & Distributors — 0.6%
73	GATX Corp.	1,889
98	WESCO International, Inc. (a)	2,446
		4,335
	Water Utilities — 0.2%
72	American Water Works Co., Inc.	1,379
	Wireless Telecommunication Services — 0.7%
45	Leap Wireless International, Inc. (a)	1,486
466	Sprint Nextel Corp. (a)	2,242
54	Syniverse Holdings, Inc. (a)	858
		4,586
	Total Long-Term Investments (Cost $539,171)	584,618

SEE NOTES TO FINANCIAL STATEMENTS.

36   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 12.4%
	Investment Company — 12.4%
83,454	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.440% (b) (l) (Cost $83,454)	83,454
	Total Investments — 99.6% (Cost $622,625)	668,072
	Other Assets in Excess of Liabilities — 0.4%	2,523
	NET ASSETS — 100.0%	$670,595
Short Positions — 86.4%
	Common Stocks — 86.4%
	Aerospace & Defense — 1.2%
61	Boeing Co.	2,590
49	Curtiss-Wright Corp.	1,471
207	Hexcel Corp. (a)	1,970
134	Spirit Aerosystems Holdings, Inc., Class A (a)	1,836
		7,867
	Airlines — 0.9%
182	Continental Airlines, Inc., Class B (a)	1,612
114	Delta Air Lines, Inc. (a)	659
471	JetBlue Airways Corp. (a)	2,011
266	Southwest Airlines Co.	1,791
		6,073
	Auto Components — 1.2%
74	Autoliv, Inc., (Sweden)	2,119
60	BorgWarner, Inc.	2,041
190	Gentex Corp.	2,206
163	Goodyear Tire & Rubber Co. (The) (a)	1,836
		8,202
	Automobiles — 0.2%
85	Harley-Davidson, Inc.	1,383
	Beverages — 0.7%
12	Brown-Forman Corp., Class B	521
60	Central European Distribution Corp. (a)	1,603
68	Molson Coors Brewing Co., Class B	2,874
		4,998
	Biotechnology — 1.3%
28	Acorda Therapeutics, Inc. (a)	779
31	Celgene Corp. (a)	1,475
23	Genzyme Corp. (a)	1,307
29	Medarex, Inc. (a)	240
27	Myriad Genetics, Inc. (a)	976
7	Myriad Pharmaceuticals, Inc. (a)	32
29	OSI Pharmaceuticals, Inc. (a)	824
38	United Therapeutics Corp. (a)	3,129
		8,762
	Building Products — 0.3%
25	Simpson Manufacturing Co., Inc.	532
114	USG Corp. (a)	1,146
		1,678
	Capital Markets — 2.9%
1,249	E*Trade Financial Corp. (a)	1,598
62	Federated Investors, Inc., Class B	1,495
19	Franklin Resources, Inc.	1,383
16	Greenhill & Co., Inc.	1,151
79	Invesco Ltd.	1,415
179	Janus Capital Group, Inc.	2,046
22	KBW, Inc. (a)	622
130	Legg Mason, Inc.	3,161
151	SEI Investments Co.	2,733
26	Stifel Financial Corp. (a)	1,266
11	T. Rowe Price Group, Inc.	474
69	Waddell & Reed Financial, Inc., Class A	1,809
		19,153
	Chemicals — 2.5%
91	Albemarle Corp.	2,337
58	Cabot Corp.	733
114	Calgon Carbon Corp. (a)	1,580
24	Celanese Corp., Class A	564
80	Cytec Industries, Inc.	1,494
23	E.l. du Pont de Nemours & Co.	577
21	FMC Corp.	985
281	Huntsman Corp.	1,414
65	Intrepid Potash, Inc. (a)	1,832
17	Monsanto Co.	1,236
17	Mosaic Co. (The)	750
22	Praxair, Inc.	1,571
77	Sensient Technologies Corp.	1,744
1	Westlake Chemical Corp.	15
		16,832
	Commercial Banks — 2.7%
191	CapitalSource, Inc.	932
42	East West Bancorp, Inc.	273
224	Fifth Third Bancorp	1,592
86	First Commonwealth Financial Corp.	545
171	First Horizon National Corp. (a)	2,053
84	Glacier Bancorp, Inc.	1,241

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — Continued
149	Huntington Bancshares, Inc.	623
356	KeyCorp	1,867
177	Marshall & Ilsley Corp.	848
36	PrivateBancorp, Inc.	801
47	Signature Bank (a)	1,261
595	Synovus Financial Corp.	1,780
64	Wells Fargo & Co.	1,564
108	Whitney Holding Corp.	993
3	Wilmington Trust Corp.	37
170	Zions Bancorp	1,963
		18,373
	Commercial Services & Supplies — 3.2%
22	Cintas Corp.	505
33	Clean Harbors, Inc. (a)	1,777
73	Copart, Inc. (a)	2,539
128	Corrections Corp. of America (a)	2,178
118	Covanta Holding Corp. (a)	2,007
78	GEO Group, Inc. (The) (a)	1,455
49	Iron Mountain, Inc. (a)	1,416
121	Republic Services, Inc.	2,957
34	Stericycle, Inc. (a)	1,728
77	Tetra Tech, Inc. (a)	2,218
30	United Stationers, Inc. (a)	1,059
65	Waste Connections, Inc. (a)	1,688
		21,527
	Communications Equipment — 2.2%
313	Brocade Communications Systems, Inc. (a)	2,447
100	Ciena Corp. (a)	1,031
45	Comtech Telecommunications Corp. (a)	1,421
144	Corning, Inc.	2,305
25	InterDigital, Inc. (a)	616
88	JDS Uniphase Corp. (a)	501
105	Juniper Networks, Inc. (a)	2,473
102	Palm, Inc. (a)	1,683
10	QUALCOMM, Inc.	430
24	Research In Motion Ltd., (Canada) (a)	1,713
		14,620
	Computers & Peripherals — 0.2%
71	SanDisk Corp. (a)	1,045
	Construction & Engineering — 0.5%
42	Aecom Technology Corp. (a)	1,333
100	Quanta Services, Inc. (a)	2,302
		3,635
	Construction Materials — 1.0%
80	Eagle Materials, Inc.	2,021
30	Martin Marietta Materials, Inc.	2,370
28	Texas Industries, Inc.	873
26	Vulcan Materials Co.	1,123
		6,387
	Consumer Finance — 0.8%
47	AmeriCredit Corp. (a)	638
82	Capital One Financial Corp.	1,799
284	Discover Financial Services	2,921
		5,358
	Containers & Packaging — 0.8%
50	AptarGroup, Inc.	1,693
55	Greif, Inc., Class A	2,411
93	Packaging Corp. of America	1,502
		5,606
	Distributors — 0.2%
92	LKQ Corp. (a)	1,515
	Diversified Consumer Services — 0.9%
32	Brink’s Home Security Holdings, Inc. (a)	911
43	DeVry, Inc.	2,135
95	Sotheby’s	1,338
8	Strayer Education, Inc.	1,774
		6,158
	Diversified Financial Services — 1.1%
610	CIT Group, Inc.	1,312
8	CME Group, Inc.	2,643
21	Interactive Brokers Group, Inc., Class A (a)	332
5	IntercontinentalExchange, Inc. (a)	617
104	Moody’s Corp.	2,749
		7,653
	Diversified Telecommunication Services — 0.8%
17	AT&T, Inc.	413
119	Frontier Communications Corp.	848
802	Level 3 Communications, Inc. (a)	1,210
143	tw telecom, inc. (a)	1,466
30	Verizon Communications, Inc.	937
45	Windstream Corp.	379
		5,253
	Electric Utilities — 2.9%
68	Allegheny Energy, Inc.	1,748
50	Allete, Inc.	1,438
116	Cleco Corp.	2,610
30	FPL Group, Inc.	1,724

SEE NOTES TO FINANCIAL STATEMENTS.

38   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Electric Utilities — Continued
102	Great Plains Energy, Inc.	1,581
10	Hawaiian Electric Industries, Inc.	200
9	ITC Holdings Corp.	395
117	Northeast Utilities	2,615
148	NV Energy, Inc.	1,602
44	Southern Co.	1,357
57	UniSource Energy Corp.	1,525
130	Westar Energy, Inc.	2,442
		19,237
	Electrical Equipment — 1.6%
53	AMETEK, Inc.	1,832
69	Baldor Electric Co.	1,637
6	First Solar, Inc. (a)	996
190	GrafTech International Ltd. (a)	2,145
17	Regal-Beloit Corp.	665
14	Rockwell Automation, Inc.	452
14	Roper Industries, Inc.	627
113	Woodward Governor Co.	2,243
		10,597
	Electronic Equipment, Instruments & Components — 2.0%
109	Agilent Technologies, Inc. (a)	2,210
54	Amphenol Corp., Class A	1,704
50	Anixter International, Inc. (a)	1,885
19	FLIR Systems, Inc. (a)	421
34	Itron, Inc. (a)	1,845
126	Molex, Inc.	1,966
71	National Instruments Corp.	1,609
94	Trimble Navigation Ltd. (a)	1,844
		13,484
	Energy Equipment & Services — 1.8%
63	BJ Services Co.	860
63	Dril-Quip, Inc. (a)	2,406
44	FMC Technologies, Inc. (a)	1,656
45	Schlumberger Ltd.	2,410
51	Smith International, Inc.	1,321
61	Superior Energy Services, Inc. (a)	1,050
129	Weatherford International Ltd. (a)	2,514
		12,217
	Food & Staples Retailing — 0.9%
30	Costco Wholesale Corp.	1,373
13	CVS/Caremark Corp.	424
65	Ruddick Corp.	1,525
55	Walgreen Co.	1,605
42	Whole Foods Market, Inc.	793
		5,720
	Food Products — 2.7%
13	Campbell Soup Co.	370
90	ConAgra Foods, Inc.	1,719
79	Corn Products International, Inc.	2,115
97	Flowers Foods, Inc.	2,112
55	JM Smucker Co. (The)	2,684
66	McCormick & Co., Inc. (Non-Voting)	2,142
42	Ralcorp Holdings, Inc. (a)	2,546
201	Smithfield Foods, Inc. (a)	2,810
145	Tyson Foods, Inc., Class A	1,829
		18,327
	Gas Utilities — 1.8%
81	EQT Corp.	2,832
49	Nicor, Inc.	1,695
55	Northwest Natural Gas Co.	2,435
33	ONEOK, Inc.	970
91	Piedmont Natural Gas Co., Inc.	2,196
51	Southwest Gas Corp.	1,130
18	WGL Holdings, Inc.	580
		11,838
	Health Care Equipment & Supplies — 3.0%
16	Alcon, Inc., (Switzerland)	1,851
97	Align Technology, Inc. (a)	1,032
11	Covidien plc, (Ireland)	410
79	DENTSPLY International, Inc.	2,426
30	Edwards Lifesciences Corp. (a)	2,040
21	Haemonetics Corp. (a)	1,178
43	IDEXX Laboratories, Inc. (a)	1,998
79	Immucor, Inc. (a)	1,083
11	Intuitive Surgical, Inc. (a)	1,868
11	Medtronic, Inc.	377
81	Meridian Bioscience, Inc.	1,819
52	West Pharmaceutical Services, Inc.	1,817
55	Zimmer Holdings, Inc. (a)	2,339
		20,238
	Health Care Providers & Services — 2.1%
98	Brookdale Senior Living, Inc.	954
39	Cardinal Health, Inc.	1,189
9	DaVita, Inc. (a)	426
40	Henry Schein, Inc. (a)	1,899
53	Owens & Minor, Inc.	2,333
89	Patterson Cos., Inc. (a)	1,925

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Health Care Providers & Services — Continued
48	PSS World Medical, Inc. (a)	884
85	Psychiatric Solutions, Inc. (a)	1,930
86	VCA Antech, Inc. (a)	2,307
		13,847
	Health Care Technology — 1.3%
124	Allscripts-Misys Healthcare Solutions, Inc.	1,969
59	athenahealth, Inc. (a)	2,184
31	Cerner Corp. (a)	1,958
146	Eclipsys Corp. (a)	2,600
		8,711
	Hotels, Restaurants & Leisure — 1.8%
68	Burger King Holdings, Inc.	1,175
72	Gaylord Entertainment Co. (a)	916
44	International Game Technology	705
112	Las Vegas Sands Corp. (a)	880
17	Marriott International, Inc., Class A	371
32	Royal Caribbean Cruises Ltd.	432
60	Scientific Games Corp., Class A (a)	947
151	Sonic Corp. (a)	1,510
72	Starwood Hotels & Resorts Worldwide, Inc.	1,589
81	Tim Hortons, Inc., (Canada)	1,998
457	Wendy’s/Arby’s Group, Inc., Class A	1,827
		12,350
	Household Durables — 0.4%
70	Harman International Industries, Inc.	1,319
112	Lennar Corp., Class A	1,089
15	MDC Holdings, Inc.	439
		2,847
	Household Products — 0.2%
18	Church & Dwight Co., Inc.	989
	Independent Power Producers & Energy Traders — 0.4%
11	Ormat Technologies, Inc.	428
445	RRI Energy, Inc. (a)	2,229
		2,657
	Industrial Conglomerates — 0.6%
28	3M Co.	1,680
122	McDermott International, Inc. (a)	2,481
		4,161
	Insurance — 1.5%
168	Genworth Financial, Inc., Class A	1,175
129	Hartford Financial Services Group, Inc.	1,526
76	MBIA, Inc. (a)	329
80	MetLife, Inc.	2,411
198	Old Republic International Corp.	1,953
37	Reinsurance Group of America, Inc.	1,281
60	Zenith National Insurance Corp.	1,302
		9,977
	Internet & Catalog Retail — 0.3%
432	Liberty Media Corp. - Interactive, Class A (a)	2,162
	Internet Software & Services — 1.6%
125	Akamai Technologies, Inc. (a)	2,395
146	eBay, Inc. (a)	2,498
4	Google, Inc., Class A (a)	1,674
9	j2 Global Communications, Inc. (a)	210
151	Omniture, Inc. (a)	1,900
116	Yahoo!, Inc. (a)	1,814
		10,491
	IT Services — 1.3%
74	Cognizant Technology Solutions Corp., Class A (a)	1,980
137	Cybersource Corp. (a)	2,090
36	ManTech International Corp., Class A (a)	1,552
90	SRA International, Inc., Class A (a)	1,589
116	Total System Services, Inc.	1,550
		8,761
	Leisure Equipment & Products — 0.3%
579	Eastman Kodak Co.	1,713
	Life Sciences Tools & Services — 1.4%
60	Charles River Laboratories International, Inc. (a)	2,039
45	Covance, Inc. (a)	2,205
12	Illumina, Inc. (a)	482
21	Luminex Corp. (a)	394
65	Pharmaceutical Product Development, Inc.	1,511
30	Techne Corp.	1,894
29	Thermo Fisher Scientific, Inc. (a)	1,167
		9,692
	Machinery — 4.5%
51	Caterpillar, Inc.	1,676
59	CLARCOR, Inc.	1,734
38	Cummins, Inc.	1,344
58	Deere & Co.	2,337
52	Donaldson Co., Inc.	1,800
28	Eaton Corp.	1,261
119	Graco, Inc.	2,628
25	IDEX Corp.	604
127	Ingersoll-Rand Co., Ltd., (Ireland), Class A (a)	2,663
83	Kaydon Corp.	2,696

SEE NOTES TO FINANCIAL STATEMENTS.

40   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Machinery — Continued
67	Kennametal, Inc.	1,288
5	Lincoln Electric Holdings, Inc.	177
9	Middleby Corp. (a)	382
54	Nordson Corp.	2,107
81	PACCAR, Inc.	2,636
31	Parker Hannifin Corp.	1,327
56	Pentair, Inc.	1,446
32	Valmont Industries, Inc.	2,301
		30,407
	Marine — 0.4%
53	Alexander & Baldwin, Inc.	1,252
46	Kirby Corp. (a)	1,458
		2,710
	Media — 0.9%
77	Cablevision Systems Corp., Class A	1,502
85	Discovery Communications, Inc., Class A (a)	1,906
31	Lamar Advertising Co., Class A (a)	475
14	Morningstar, Inc. (a)	573
68	Walt Disney Co. (The)	1,579
		6,035
	Metals & Mining — 1.4%
277	Alcoa, Inc.	2,863
74	Coeur D’Alene Mines Corp. (a)	906
27	Commercial Metals Co.	427
71	Southern Copper Corp.	1,455
127	Steel Dynamics, Inc.	1,872
176	Titanium Metals Corp.	1,614
		9,137
	Multiline Retail — 0.6%
26	Kohl’s Corp. (a)	1,092
95	Nordstrom, Inc.	1,887
26	Target Corp.	1,034
		4,013
	Multi-Utilities — 1.1%
47	Consolidated Edison, Inc.	1,754
78	OGE Energy Corp.	2,210
152	TECO Energy, Inc.	1,819
46	Vectren Corp.	1,072
14	Wisconsin Energy Corp.	573
		7,428
	Office Electronics — 0.1%
20	Zebra Technologies Corp., Class A (a)	464
	Oil, Gas & Consumable Fuels — 4.4%
12	Cabot Oil & Gas Corp.	368
89	Cimarex Energy Co.	2,511
59	Concho Resources, Inc. (a)	1,687
84	Continental Resources, Inc. (a)	2,331
140	EXCO Resources, Inc. (a)	1,807
92	Goodrich Petroleum Corp. (a)	2,252
27	Hess Corp.	1,465
83	Holly Corp.	1,501
17	Marathon Oil Corp.	504
28	Murphy Oil Corp.	1,513
29	Nordic American Tanker Shipping, (Bermuda)	928
115	PetroHawk Energy Corp. (a)	2,555
22	Pioneer Natural Resources Co.	567
34	Plains Exploration & Production Co. (a)	927
38	Quicksilver Resources, Inc. (a)	354
9	Range Resources Corp.	360
170	SandRidge Energy, Inc. (a)	1,446
154	Spectra Energy Corp.	2,602
32	Swift Energy Co. (a)	531
183	W&T Offshore, Inc.	1,779
49	Whiting Petroleum Corp. (a)	1,706
		29,694
	Paper & Forest Products — 0.3%
72	Weyerhaeuser Co.	2,196
	Personal Products — 0.8%
67	Avon Products, Inc.	1,736
27	Chattem, Inc. (a)	1,849
53	Estee Lauder Cos., Inc. (The), Class A	1,735
		5,320
	Pharmaceuticals — 0.8%
45	Allergan, Inc.	2,138
70	Auxilium Pharmaceuticals, Inc. (a)	2,193
61	Medicis Pharmaceutical Corp., Class A	991
		5,322
	Professional Services — 1.2%
17	FTI Consulting, Inc. (a)	861
39	Huron Consulting Group, Inc. (a)	1,804
44	IHS, Inc., Class A (a)	2,182
65	Navigant Consulting, Inc. (a)	846
39	Resources Connection, Inc. (a)	674
61	Robert Half International, Inc.	1,438
		7,805
	Real Estate Investment Trusts (REITs) — 0.6%
38	AMB Property Corp.	712

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Real Estate Investment Trusts (REITs) — Continued
19	Apartment Investment & Management Co., Class A	169
7	Camden Property Trust	202
25	Home Properties, Inc.	868
37	Kimco Realty Corp.	371
88	ProLogis	710
5	Vornado Realty Trust	211
61	Weingarten Realty Investors	888
		4,131
	Real Estate Management & Development — 0.1%
87	Brookfield Properties Corp., (Canada)	689
	Road & Rail — 0.9%
42	Genesee & Wyoming, Inc., Class A (a)	1,109
117	Kansas City Southern (a)	1,879
49	Old Dominion Freight Line, Inc. (a)	1,661
45	Ryder System, Inc.	1,269
		5,918
	Semiconductors & Semiconductor Equipment — 3.7%
211	Applied Materials, Inc.	2,310
115	Atheros Communications, Inc. (a)	2,219
81	Cymer, Inc. (a)	2,413
87	FormFactor, Inc. (a)	1,494
3	Hittite Microwave Corp. (a)	101
121	International Rectifier Corp. (a)	1,791
62	KLA-Tencor Corp.	1,560
91	Lam Research Corp. (a)	2,359
49	MEMC Electronic Materials, Inc. (a)	876
471	Micron Technology, Inc. (a)	2,382
249	NVIDIA Corp. (a)	2,814
311	Teradyne, Inc. (a)	2,135
108	Varian Semiconductor Equipment Associates, Inc. (a)	2,592
		25,046
	Software — 2.8%
141	Activision Blizzard, Inc. (a)	1,783
76	ANSYS, Inc. (a)	2,376
68	Citrix Systems, Inc. (a)	2,157
226	Compuware Corp. (a)	1,550
78	Electronic Arts, Inc. (a)	1,700
33	Jack Henry & Associates, Inc.	677
30	Macrovision Solutions Corp. (a)	663
35	MICROS Systems, Inc. (a)	877
14	Quality Systems, Inc.	770
112	Red Hat, Inc. (a)	2,260
74	Solera Holdings, Inc. (a)	1,878
80	VMware, Inc., Class A (a)	2,180
		18,871
	Specialty Retail — 3.8%
73	Abercrombie & Fitch Co., Class A	1,866
122	American Eagle Outfitters, Inc.	1,735
49	Best Buy Co., Inc.	1,628
116	CarMax, Inc. (a)	1,704
224	Chico’s FAS, Inc. (a)	2,182
41	Home Depot, Inc.	969
60	J Crew Group, Inc. (a)	1,633
90	Lowe’s Cos., Inc.	1,741
56	Men’s Wearhouse, Inc. (The)	1,083
52	O’Reilly Automotive, Inc. (a)	1,995
49	Penske Auto Group, Inc.	819
119	Staples, Inc.	2,390
88	Tiffany & Co.	2,230
68	Urban Outfitters, Inc. (a)	1,420
202	Williams-Sonoma, Inc.	2,403
		25,798
	Textiles, Apparel & Luxury Goods — 1.0%
79	Hanesbrands, Inc. (a)	1,182
88	Iconix Brand Group, Inc. (a)	1,349
36	Nike, Inc., Class B	1,855
14	Under Armour, Inc., Class A (a)	307
9	V.F. Corp.	500
68	Wolverine World Wide, Inc.	1,501
		6,694
	Thrifts & Mortgage Finance — 0.4%
80	First Niagara Financial Group, Inc.	911
98	People’s United Financial, Inc.	1,480
		2,391
	Tobacco — 0.1%
7	Lorillard, Inc.	476
	Trading Companies & Distributors — 0.2%
11	Applied Industrial Technologies, Inc.	213
33	Fastenal Co.	1,087
		1,300
	Wireless Telecommunication Services — 0.8%
94	American Tower Corp., Class A (a)	2,964
44	Crown Castle International Corp. (a)	1,051

SEE NOTES TO FINANCIAL STATEMENTS.

42   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Wireless Telecommunication Services — Continued
38	SBA Communications Corp., Class A (a)	944
10	U.S. Cellular Corp. (a)	401
		5,360
	Total Common Stocks (Proceeds $671,745)	579,299
	Right — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Cost $—)	—	(h)
	Total Short Positions (Proceeds $671,745)	$579,299

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.3%
		Common Stocks — 95.6%
		Beverages — 0.5%
29		Diageo plc, (United Kingdom), ADR	1,632
		Capital Markets — 3.3%
205		Charles Schwab Corp. (The)	3,596
288		W.P. Carey & Co. LLC	7,204
			10,800
		Chemicals — 1.9%
204		Albemarle Corp.	5,219
16		NewMarket Corp.	1,077
			6,296
		Commercial Banks — 7.7%
105		M&T Bank Corp.	5,348
170		SunTrust Banks, Inc.	2,796
265		Synovus Financial Corp.	794
80		TCF Financial Corp.	1,070
146		United Community Banks, Inc. (a)	875
530		Wells Fargo & Co.	12,864
135		Wilmington Trust Corp.	1,848
			25,595
		Communications Equipment — 0.7%
53		QUALCOMM, Inc.	2,396
		Construction Materials — 0.5%
160		Cemex S.A.B. de C.V., (Mexico), ADR (a)	1,494
		Consumer Finance — 0.4%
60		American Express Co.	1,404
		Distributors — 1.3%
130		Genuine Parts Co.	4,363
		Diversified Financial Services — 1.0%
230		Bank of America Corp.	3,036
25		Onex Corp., (Canada)	430
			3,466
		Diversified Telecommunication Services — 0.7%
200		Alaska Communications Systems Group, Inc.	1,464
107		Windstream Corp.	893
			2,357
		Electric Utilities — 1.0%
120		American Electric Power Co., Inc.	3,467
		Electrical Equipment — 0.7%
95		Baldor Electric Co.	2,260
		Energy Equipment & Services — 2.2%
45		Exterran Holdings, Inc. (a)	722
335		RPC, Inc.	2,801
52		SEACOR Holdings, Inc. (a)	3,912
			7,435
		Food & Staples Retailing — 1.9%
100		Great Atlantic & Pacific Tea Co. (a)	425
140		SUPERVALU, Inc.	1,813
138		Walgreen Co.	4,057
			6,295
		Food Products — 1.5%
100		JM Smucker Co. (The)	4,866
		Gas Utilities — 3.2%
115		Energen Corp.	4,588
200		ONEOK, Inc.	5,898
			10,486
		Health Care Providers & Services — 2.3%
75		Lincare Holdings, Inc. (a)	1,764
157		National Healthcare Corp.	5,950
			7,714
		Hotels, Restaurants & Leisure — 1.0%
270		Monarch Casino & Resort, Inc. (a)	1,971
115		Texas Roadhouse, Inc., Class A (a)	1,255
			3,226
		Household Durables — 0.9%
85		Fortune Brands, Inc.	2,953
		Independent Power Producers & Energy Traders — 0.9%
154		TransAlta Corp., (Canada)	2,998
		Industrial Conglomerates — 2.2%
310		Carlisle Cos., Inc.	7,452
		Insurance — 17.9%
330		Assurant, Inc.	7,950
—	(h)	Berkshire Hathaway, Inc., Class A (a)	7,650
300		Cincinnati Financial Corp.	6,705
345		Loews Corp.	9,453
100		MetLife, Inc.	3,001
832		Old Republic International Corp.	8,194
276		OneBeacon Insurance Group Ltd., Class A	3,224
15		PartnerRe Ltd., (Bermuda)	974
75		ProAssurance Corp. (a)	3,466
95		Transatlantic Holdings, Inc.	4,116
30		Unitrin, Inc.	361
200		W.R. Berkley Corp.	4,294
			59,388

SEE NOTES TO FINANCIAL STATEMENTS.

44   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 1.3%
20	Amazon.com, Inc. (a)	1,673
175	Expedia, Inc. (a)	2,644
		4,317
	IT Services — 0.4%
20	Visa, Inc., Class A	1,264
	Machinery — 0.7%
50	Kennametal, Inc.	959
90	Oshkosh Corp.	1,309
		2,268
	Media — 3.1%
644	AH Belo Corp., Class A	631
800	Belo Corp., Class A	1,432
30	Cablevision Systems Corp., Class A	590
360	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,908
530	E.W. Scripps Co., Class A	1,108
450	Entercom Communications Corp., Class A	688
300	LIN TV Corp., Class A (a)	504
10	Washington Post Co. (The), Class B	3,522
		10,383
	Multiline Retail — 1.0%
50	Sears Holdings Corp. (a)	3,326
	Oil, Gas & Consumable Fuels — 13.6%
223	CVR Energy, Inc. (a)	1,633
169	Devon Energy Corp.	9,189
166	El Paso Corp.	1,532
180	Energy Transfer Equity LP	4,567
250	Enterprise GP Holdings LP	6,283
71	Kinder Morgan Management LLC (a)	3,195
250	NuStar GP Holdings LLC	5,775
300	Teekay Corp., (Bahamas)	6,309
420	Williams Cos., Inc. (The)	6,556
		45,039
	Pharmaceuticals — 3.0%
135	Merck & Co., Inc.	3,775
410	Pfizer, Inc.	6,150
		9,925
	Real Estate Investment Trusts (REITs) — 7.5%
490	Agree Realty Corp.	8,982
251	Cousins Properties, Inc.	2,130
200	Getty Realty Corp.	3,774
195	Kimco Realty Corp.	1,960
240	National Health Investors, Inc.	6,410
50	Regency Centers Corp.	1,746
		25,002
	Real Estate Management & Development — 1.8%
224	Brookfield Asset Management, Inc., (Canada), Class A	3,817
285	Brookfield Properties Corp., (Canada)	2,271
		6,088
	Software — 1.5%
215	Microsoft Corp.	5,110
	Specialty Retail — 4.3%
50	AutoNation, Inc. (a)	867
57	Bed Bath & Beyond, Inc. (a)	1,753
260	Gap, Inc. (The)	4,264
185	Home Depot, Inc.	4,372
30	J Crew Group, Inc. (a)	811
75	TJX Cos., Inc.	2,359
		14,426
	Tobacco — 0.6%
115	Altria Group, Inc.	1,885
	Trading Companies & Distributors — 0.8%
100	GATX Corp.	2,572
	Wireless Telecommunication Services — 2.3%
301	Telephone & Data Systems, Inc.	7,803
	Total Common Stocks (Cost $370,216)	317,751
	Investment Company — 1.7%
453	Cohen & Steers Select Utility Fund, Inc., 1.725%, (Cost $7,614)	5,497
	Total Long-Term Investments (Cost $377,830)	323,248
Short-Term Investment — 2.3%
	Investment Company — 2.3%
7,782	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $7,782)	7,782
	Total Investments — 99.6% (Cost $385,612)	331,030
	Other Assets in Excess of Liabilities — 0.4%	1,257
	NET ASSETS — 100.0%	$332,287

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2009

ADR—	American Depositary Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2009.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(j)—	All or a portion of these securities are segregated for short sales.

(l)—	The rate shown is the current yield as of June 30, 2009.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund (a)
ASSETS:
Investments in non-affiliates, at value	$545,862	$190,042	$1,219,965
Investments in affiliates, at value	121,392	43,599	55,159
Total investment securities, at value	667,254	233,641	1,275,124
Cash	27	17	66
Receivables:
Investment securities sold	—	562	4,619
Fund shares sold	8,788	1,719	2,006
Interest and dividends	147	240	554
Due from Advisor	—	—	37
Total Assets	676,216	236,179	1,282,406

LIABILITIES:
Payables:
Dividends	—	363	—
Investment securities purchased	3,186	4,125	18,860
Collateral for securities lending program	99,987	35,428	53,003
Fund shares redeemed	295	276	1,479
Accrued liabilities:
Investment advisory fees	255	89	403
Administration fees	51	3	94
Shareholder servicing fees	85	—	85
Distribution fees	22	—	144
Custodian and accounting fees	31	23	65
Trustees’ and Chief Compliance Officer’s fees	5	5	26
Reorganization expense	—	—	198
Other	197	82	798
Total Liabilities	104,114	40,394	75,155
Net Assets	$572,102	$195,785	$1,207,251

SEE NOTES TO FINANCIAL STATEMENTS.

48   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund (a)
NET ASSETS:
Paid in capital	$766,131	$250,201	$1,541,501
Accumulated undistributed (distributions in excess of) net investment income	(8)	(29)	(407)
Accumulated net realized gains (losses)	(216,852)	(59,110)	(355,297)
Net unrealized appreciation (depreciation)	22,831	4,723	21,454
Total Net Assets	$572,102	$195,785	$1,207,251

Net Assets:
Class A	$71,841	$—	$520,201
Class B	3,304	—	29,963
Class C	9,300	—	25,624
Class R2	—	—	83
Class R5	46,312	—	—
Select Class	441,345	195,785	631,380
Total	$572,102	$195,785	$1,207,251

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,220	—	38,024
Class B	600	—	2,762
Class C	1,686	—	2,069
Class R2	—	—	6
Class R5	7,805	—	—
Select Class	74,470	10,320	43,345

Net Asset Value:
Class A — Redemption price per share	$5.88	$—	$13.68
Class B — Offering price per share (b)	5.51	—	10.85
Class C — Offering price per share (b)	5.52	—	12.39
Class R2 — Offering and redemption price per share	—	—	14.56
Class R5 — Offering and redemption price per share	5.93	—	—
Select Class — Offering and redemption price per share	5.93	18.97	14.57
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$6.21	$—	$14.44

Cost of investments in non-affiliates	$523,031	$185,319	$1,198,511
Cost of investments in affiliates	121,392	43,599	55,159
Value of securities on loan	97,255	34,505	50,956

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2009 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$4,106,378	$584,618	$323,248
Investments in affiliates, at value	331,917	83,454	7,782
Total investment securities, at value	4,438,295	668,072	331,030
Cash	533	4	37
Deposits with broker for securities sold short	—	582,201	—
Receivables:
Investment securities sold	14,461	—	330
Fund shares sold	8,931	1,309	558
Interest and dividends	8,571	674	1,199
Total Assets	4,470,791	1,252,260	333,154

LIABILITIES:
Payables:
Dividends for securities sold short	—	448	—
Investment securities purchased	18,750	—	—
Securities sold short, at value	—	579,299	—
Collateral for securities lending program	230,183	—	—
Fund shares redeemed	17,834	985	421
Accrued liabilities:
Investment advisory fees	1,690	573	109
Administration fees	238	35	10
Shareholder servicing fees	527	15	54
Distribution fees	586	57	85
Custodian and accounting fees	175	24	28
Trustees’ and Chief Compliance Officer’s fees	5	6	1
Reorganization expense	70	—	—
Other	1,356	223	159
Total Liabilities	271,414	581,665	867
Net Assets	$4,199,377	$670,595	$332,287

SEE NOTES TO FINANCIAL STATEMENTS.

50   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,566,821	$707,413	$465,750
Accumulated undistributed (distributions in excess of) net investment income	1,770	(36)	3,310
Accumulated net realized gains (losses)	(688,322)	(174,675)	(82,191)
Net unrealized appreciation (depreciation)	(680,892)	137,893	(54,582)
Total Net Assets	$4,199,377	$670,595	$332,287

Net Assets:
Class A	$1,600,044	$67,884	$112,739
Class B	108,114	12,766	—
Class C	299,956	61,467	97,723
Class R2	294	—	—
Institutional Class	1,424,004	—	70,825
Select Class	766,965	528,478	51,000
Total	$4,199,377	$670,595	$332,287

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	105,000	6,648	9,390
Class B	7,259	1,276	—
Class C	20,082	6,134	8,164
Class R2	20	—	—
Institutional Class	92,270	—	5,898
Select Class	50,008	51,469	4,237

Net Asset Value:
Class A — Redemption price per share	$15.24	$10.21	$12.01
Class B — Offering price per share (a)	14.89	10.01	—
Class C — Offering price per share (a)	14.94	10.02	11.97
Class R2 — Offering and redemption price per share	15.06	—	—
Institutional Class — Offering and redemption price per share	15.43	—	12.01
Select Class — Offering and redemption price per share	15.34	10.27	12.04
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.08	$10.78	$12.68

Cost of investments in non-affiliates	$4,787,270	$539,171	$377,830
Cost of investments in affiliates	331,917	83,454	7,782
Value of securities on loan	223,118	—	—
Proceeds from securities sold short	—	671,745	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   51

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2009

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,963	$3,002	$4,039
Dividend income from affiliates (b)	223	131	277
Income from securities lending (net)	352	54	475
Total investment income	3,538	3,187	4,791

EXPENSES:
Investment advisory fees	2,685	1,124	4,105
Administration fees	441	185	672
Distribution fees:
Class A	146	—	644
Class B	24	—	259
Class C	71	—	121
Class R2	—	—	— (c)
Shareholder servicing fees:
Class A	146	—	644
Class B	8	—	86
Class C	24	—	40
Class R2	—	—	— (c)
Class R5	5	—	—
Select Class	829	432	802
Custodian and accounting fees	44	44	50
Interest expense to affiliates	1	2	— (c)
Professional fees	61	47	56
Trustees’ and Chief Compliance Officer’s fees	6	3	7
Printing and mailing costs	108	28	167
Registration and filing fees	112	45	75
Transfer agent fees	343	168	1,467
Other	13	5	72
Total expenses	5,067	2,083	9,267
Less amounts waived	(310)	(525)	(1,900)
Less earnings credits	— (c)	— (c)	— (c)
Less expense reimbursements	—	—	(37)
Net expenses	4,757	1,558	7,330
Net investment income (loss)	(1,219)	1,629	(2,539)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(150,688)	(56,735)	(159,114)
Payment by affiliate (see Note 3)	—	—	24
Net realized gain (loss)	(150,688)	(56,735)	(159,090)
Change in net unrealized appreciation (depreciation) of
Investments in non-affiliates	2,343	(18,862)	(140,598)
Net realized/unrealized gains (losses)	(148,345)	(75,597)	(299,688)
Change in net assets resulting from operations	$(149,564)	$(73,968)	$(302,227)

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$9	$—
Dividend income from non-affiliates	118,505	15,734 (c)	11,227
Dividend income from affiliates (a)	2,099	1,770	245
Income from securities lending (net)	5,463	—	—
Total investment income	126,067	17,513	11,472

EXPENSES:
Investment advisory fees	27,402	10,270	2,022
Administration fees	4,499	878	332
Distribution fees:
Class A	4,528	156	292
Class B	838	107	—
Class C	2,622	541	902
Class R2	— (b)	—	—
Shareholder servicing fees:
Class A	4,528	156	292
Class B	279	36	—
Class C	874	180	301
Class R2	— (b)	—	—
Institutional Class	1,323	—	30
Select Class	1,549	1,682	111
Custodian and accounting fees	232	39	39
Interest expense to affiliates	— (b)	4	— (b)
Professional fees	111	68	56
Trustees’ and Chief Compliance Officer’s fees	46	9	3
Printing and mailing costs	980	57	59
Registration and filing fees	169	45	79
Transfer agent fees	5,363	515	510
Dividend expense on securities sold short	—	11,048	—
Other	150	43	16
Total expenses	55,493	25,834	5,044
Less amounts waived	(8,661)	(3,480)	(814)
Less earnings credits	(1)	(1)	— (b)
Less expense reimbursements	(12)	(12)	—
Net expenses	46,819	22,341	4,230
Net investment income (loss)	79,248	(4,828)	7,242

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(639,753)	(317,801)	(81,109)
Securities sold short	—	325,336	—
Net realized gain (loss)	(639,753)	7,535	(81,109)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(925,619)	43,161	(18,303)
Securities sold short	—	(55,889)	—
Change in net unrealized appreciation (depreciation)	(925,619)	(12,728)	(18,303)
Net realized/unrealized gains (losses)	(1,565,372)	(5,193)	(99,412)
Change in net assets resulting from operations	$(1,486,124)	$(10,021)	$(92,170)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

(c)	Includes prime broker borrowing fees in relation to short sale transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,219)	$(1,287)	$1,629	$711
Net realized gain (loss)	(150,688)	(31,747)	(56,735)	20,557
Change in net unrealized appreciation (depreciation)	2,343	7,184	(18,862)	(41,362)
Change in net assets resulting from operations	(149,564)	(25,850)	(73,968)	(20,094)

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(1,590)	(695)
From net realized gains	—	—	(10,014)	(41,318)
Total distributions to shareholders	—	—	(11,604)	(42,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	232,504	452,493	91,768	(32,850)

NET ASSETS:
Change in net assets	82,940	426,643	6,196	(94,957)
Beginning of period	489,162	62,519	189,589	284,546
End of period	$572,102	$489,162	$195,785	$189,589
Accumulated undistributed (distributions in excess of) net investment income	$(8)	$(5)	$(29)	$(50)

SEE NOTES TO FINANCIAL STATEMENTS.

54   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Growth Fund (a)		Mid Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,539)	$(8,337)	$79,248	$55,689
Net realized gain (loss)	(159,090)	67,723	(639,753)	345,370
Change in net unrealized appreciation (depreciation)	(140,598)	(97,988)	(925,619)	(1,449,429)
Change in net assets resulting from operations	(302,227)	(38,602)	(1,486,124)	(1,048,370)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(34,001)	(17,155)
From net realized gains	(6,876)	(73,492)	(73,550)	(263,331)
Class B
From net investment income	—	—	(1,402)	—
From net realized gains	(1,071)	(19,720)	(4,622)	(16,458)
Class C
From net investment income	—	—	(4,278)	—
From net realized gains	(441)	(5,686)	(14,373)	(55,482)
Class R2 (b)
From net investment income	—	—	(7)	—
From net realized gains	—	—	(2)	—
Institutional Class
From net investment income	—	—	(43,630)	(22,463)
From net realized gains	—	—	(49,874)	(169,310)
Select Class
From net investment income	—	—	(19,010)	(6,750)
From net realized gains	(7,330)	(97,118)	(25,899)	(74,470)
Ultra (c)
From net realized gains	(68)	(400)	—	—
Total distributions to shareholders	(15,786)	(196,416)	(270,648)	(625,419)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	500,829	(126,172)	109,125	(1,107,894)

NET ASSETS:
Change in net assets	182,816	(361,190)	(1,647,647)	(2,781,683)
Beginning of period	1,024,435	1,385,625	5,847,024	8,628,707
End of period	$1,207,251	$1,024,435	$4,199,377	$5,847,024
Accumulated undistributed (distributions in excess of) net investment income	$(407)	$(32)	$1,770	$24,875

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(4,828)	$41,559	$7,242	$7,817
Net realized gain (loss)	7,535	(95,100)	(81,109)	(3,534)
Change in net unrealized appreciation (depreciation)	(12,728)	(41,667)	(18,303)	(75,698)
Change in net assets resulting from operations	(10,021)	(95,208)	(92,170)	(71,415)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(6,015)	(2,024)	(2,316)
Return of capital	—	(139)	—	—
From net realized gains	—	—	(717)	(9,329)
Class B
From net investment income	—	(810)	—	—
Return of capital	—	(19)	—	—
Class C
From net investment income	—	(5,194)	(943)	(1,899)
Return of capital	—	(120)	—	—
From net realized gains	—	—	(700)	(11,897)
Institutional Class
From net investment income	—	—	(319)	(363)
From net realized gains	—	—	(84)	(1,031)
Select Class
From net investment income	—	(63,749)	(968)	(558)
Return of capital	—	(1,474)	—	—
From net realized gains	—	—	(282)	(1,869)
Total distributions to shareholders	—	(77,520)	(6,037)	(29,262)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(437,858)	(977,522)	26,571	(5,939)

NET ASSETS:
Change in net assets	(447,879)	(1,150,250)	(71,636)	(106,616)
Beginning of period	1,118,474	2,268,724	403,923	510,539
End of period	$670,595	$1,118,474	$332,287	$403,923
Accumulated undistributed (distributions in excess of) net investment income	$(36)	$(1,471)	$3,310	$2,605

SEE NOTES TO FINANCIAL STATEMENTS.

56   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,995	$43,459	$—	$—
Cost of shares redeemed	(20,695)	(20,283)	—	—
Change in net assets from Class A capital transactions	$21,300	$23,176	$—	$—

Class B
Proceeds from shares issued	$1,247	$3,770	$—	$—
Cost of shares redeemed	(985)	(709)	—	—
Change in net assets from Class B capital transactions	$262	$3,061	$—	$—

Class C
Proceeds from shares issued	$3,597	$18,074	$—	$—
Cost of shares redeemed	(4,724)	(2,523)	—	—
Change in net assets from Class C capital transactions	$(1,127)	$15,551	$—	$—

Class R5 (a)
Proceeds from shares issued	$41,138	$—	$—	$—
Change in net assets from Class R5 capital transactions	$41,138	$—	$—	$—

Select Class
Proceeds from shares issued	$354,513	$445,526	$195,594	$52,668
Dividends and distributions reinvested	—	—	3,055	13,816
Cost of shares redeemed	(183,582)	(34,821)	(106,881)	(99,334)
Change in net assets from Select Class capital transactions	$170,931	$410,705	$91,768	$(32,850)

Total change in net assets from capital transactions	$232,504	$452,493	$91,768	$(32,850)

SHARE TRANSACTIONS:
Class A
Issued	7,358	4,990	—	—
Redeemed	(3,807)	(2,408)	—	—
Change in Class A Shares	3,551	2,582	—	—
Class B
Issued	217	460	—	—
Redeemed	(183)	(88)	—	—
Change in Class B Shares	34	372	—	—
Class C
Issued	660	2,179	—	—
Redeemed	(863)	(322)	—	—
Change in Class C Shares	(203)	1,857	—	—
Class R5 (a)
Issued	7,805	—	—	—
Change in Class R5 Shares	7,805	—	—	—
Select Class
Issued	59,900	51,638	9,225	1,698
Reinvested	—	—	177	451
Redeemed	(34,292)	(4,115)	(5,704)	(3,029)
Change in Select Class Shares	25,608	47,523	3,698	(880)

(a)	Commencement of offering of class of shares effective January 8, 2009 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund (a)		Mid Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$53,625	$113,532	$346,853	$562,042
Net assets acquired in Fund reorganization (See Note 9)	290,993	—	81,146	—
Dividends and distributions reinvested	6,078	66,742	99,082	255,309
Cost of shares redeemed	(86,616)	(191,365)	(799,095)	(1,220,196)
Change in net assets from Class A capital transactions	$264,080	$(11,091)	$(272,014)	$(402,845)

Class B
Proceeds from shares issued	$1,492	$4,166	$3,688	$5,312
Net assets acquired in Fund reorganization (See Note 9)	7,214	—	13,609	—
Dividends and distributions reinvested	1,014	18,946	5,159	13,830
Cost of shares redeemed	(27,519)	(54,179)	(29,732)	(47,140)
Change in net assets from Class B capital transactions	$(17,799)	$(31,067)	$(7,276)	$(27,998)

Class C
Proceeds from shares issued	$1,163	$2,954	$29,818	$32,862
Net assets acquired in Fund reorganization (See Note 9)	12,398	—	7,123	—
Dividends and distributions reinvested	347	4,516	13,808	38,842
Cost of shares redeemed	(6,920)	(11,477)	(122,766)	(209,276)
Change in net assets from Class C capital transactions	$6,988	$(4,007)	$(72,017)	$(137,572)

Class R2 (b)
Proceeds from shares issued	$30	$—	$270	$—
Net assets acquired in Fund reorganization (See Note 9)	53	—	—	—
Dividends and distributions reinvested	—	—	4	—
Cost of shares redeemed	—	—	(2)	—
Change in net assets from Class R2 capital transactions	$83	$—	$272	$—

Institutional Class
Proceeds from shares issued	$—	$—	$592,979	$320,236
Dividends and distributions reinvested	—	—	77,196	157,226
Cost of shares redeemed	—	—	(488,063)	(771,785)
Change in net assets from Institutional Class capital transactions	$—	$—	$182,112	$(294,323)

Select Class
Proceeds from shares issued	$137,158	$167,436	$532,900	$85,545
Net assets acquired in Fund reorganization (See Note 9)	339,484	—	57,919	—
Dividends and distributions reinvested	1,881	20,424	20,726	36,585
Cost of shares redeemed	(228,484)	(269,667)	(333,497)	(367,286)
Change in net assets from Select Class capital transactions	$250,039	$(81,807)	$278,048	$(245,156)

Ultra (c)
Proceeds from shares issued	$69	$2,300	$—	$—
Dividends and distributions reinvested	—	— (d)	—	—
Cost of shares redeemed	(2,631)	(500)	—	—
Change in net assets from Ultra capital transactions	$(2,562)	$1,800	$—	$—

Total change in net assets from capital transactions	$500,829	$(126,172)	$109,125	$(1,107,894)

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Mid Cap Growth Fund (a)		Mid Cap Value Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	3,776	5,002	21,642	22,589
Shares issued in connection with Fund reorganization (See Note 9)	21,346	—	5,361	—
Reinvested	522	3,104	6,737	10,634
Redeemed	(6,401)	(8,609)	(50,189)	(49,723)
Change in Class A Shares	19,243	(503)	(16,449)	(16,500)
Class B
Issued	137	224	234	224
Shares issued in connection with Fund reorganization (See Note 9)	667	—	920	—
Reinvested	110	1,092	360	592
Redeemed	(2,357)	(3,040)	(1,879)	(1,963)
Change in Class B Shares	(1,443)	(1,724)	(365)	(1,147)
Class C
Issued	93	139	1,964	1,398
Shares issued in connection with Fund reorganization (See Note 9)	1,004	—	480	—
Reinvested	33	229	961	1,658
Redeemed	(547)	(554)	(7,744)	(8,754)
Change in Class C Shares	583	(186)	(4,339)	(5,698)
Class R2 (b)
Issued	2	—	20	—
Shares issued in connection with Fund reorganization (See Note 9)	4	—	—	—
Reinvested	—	—	— (d)	—
Redeemed	—	—	— (d)	—
Change in Class R2 Shares	6	—	20	—
Institutional Class
Issued	—	—	37,425	12,933
Reinvested	—	—	5,165	6,416
Redeemed	—	—	(29,975)	(30,783)
Change in Institutional Class Shares	—	—	12,615	(11,434)
Select Class
Issued	9,845	7,213	33,997	3,444
Shares issued in connection with Fund reorganization (See Note 9)	23,389	—	3,801	—
Reinvested	152	897	1,397	1,507
Redeemed	(14,913)	(11,596)	(21,788)	(14,684)
Change in Select Class Shares	18,473	(3,486)	17,407	(9,733)
Ultra (c)
Issued	6	101	—	—
Reinvested	—	— (d)	—	—
Redeemed	(187)	(25)	—	—
Change in Ultra Shares	(181)	76	—	—

(a)	Effective June 27, 2009, Diversified Mid Cap Growth Fund was renamed Mid Cap Growth Fund.

(b)	Commencement of offering of class of shares effective June 19, 2009 for Mid Cap Growth Fund and November 3, 2008 for Mid Cap Value Fund.

(c)	Ultra Shares of Mid Cap Growth Fund were liquidated on May 22, 2009.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,587	$29,825	$60,805	$62,486
Dividends and distributions reinvested	—	3,854	2,351	9,217
Cost of shares redeemed	(49,700)	(145,421)	(61,146)	(80,773)
Change in net assets from Class A capital transactions	$(9,113)	$(111,742)	$2,010	$(9,070)

Class B
Proceeds from shares issued	$848	$1,080	$—	$—
Dividends and distributions reinvested	—	408	—	—
Cost of shares redeemed	(4,281)	(8,089)	—	—
Change in net assets from Class B capital transactions	$(3,433)	$(6,601)	$—	$—

Class C
Proceeds from shares issued	$5,635	$10,774	$14,753	$47,072
Dividends and distributions reinvested	—	2,563	1,307	10,498
Cost of shares redeemed	(33,635)	(96,336)	(51,906)	(74,918)
Change in net assets from Class C capital transactions	$(28,000)	$(82,999)	$(35,846)	$(17,348)

Institutional Class
Proceeds from shares issued	$—	$—	$59,553	$9,506
Dividends and distributions reinvested	—	—	280	1,353
Cost of shares redeemed	—	—	(14,626)	(10,904)
Change in net assets from Institutional Class capital transactions	$—	$—	$45,207	$(45)

Select Class
Proceeds from shares issued	$74,496	$211,302	$47,916	$35,339
Dividends and distributions reinvested	—	7,496	533	1,132
Cost of shares redeemed	(471,808)	(994,978)	(33,249)	(15,947)
Change in net assets from Select Class capital transactions	$(397,312)	$(776,180)	$15,200	$20,524

Total change in net assets from capital transactions	$(437,858)	$(977,522)	$26,571	$(5,939)

SEE NOTES TO FINANCIAL STATEMENTS.

60   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2009	Year Ended 6/30/2008	Year Ended 6/30/2009	Year Ended 6/30/2008
SHARE TRANSACTIONS:
Class A
Issued	4,007	2,798	5,134	3,346
Reinvested	—	378	216	509
Redeemed	(4,964)	(13,723)	(5,281)	(4,368)
Change in Class A Shares	(957)	(10,547)	69	(513)

Class B
Issued	86	103	—	—
Reinvested	—	40	—	—
Redeemed	(433)	(777)	—	—
Change in Class B Shares	(347)	(634)	—	—

Class C
Issued	571	1,025	1,212	2,512
Reinvested	—	254	120	585
Redeemed	(3,391)	(9,272)	(4,370)	(4,094)
Change in Class C Shares	(2,820)	(7,993)	(3,038)	(997)

Institutional Class
Issued	—	—	5,806	519
Reinvested	—	—	26	75
Redeemed	—	—	(1,146)	(589)
Change in Institutional Class Shares	—	—	4,686	5

Select Class
Issued	7,389	19,665	4,373	1,982
Reinvested	—	734	49	62
Redeemed	(46,864)	(93,277)	(3,181)	(845)
Change in Select Class Shares	(39,475)	(72,878)	1,241	1,199

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund (j)
Class A
Year Ended June 30, 2009	$8.14	$(0.03	)(e)	$(2.23)	$(2.26)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55
January 1, 2006 through June 30, 2006 (g)	6.35	(0.01	)(e)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(e)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(e)	0.86	0.83

Class B
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (h)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43
January 1, 2006 through June 30, 2006 (g)	6.08	(0.03	)(e)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09	) (e)	0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(e)	0.84	0.77

Class C
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42
May 1, 2006 (i) through June 30, 2006 (g)	6.80	(0.04	)(e)	(0.42)	(0.46)

Class R5
January 8, 2009 (i) through June 30, 2009	5.37	—	(e)(h)	0.56	0.56

Select Class
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56
May 1, 2006 (i) through June 30, 2006 (g)	7.11	(0.01	)(e)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	Includes interest expense of 0.01%.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Amount rounds to less than $0.01.

(i)	Commencement of offering of class of shares.

(j)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$5.88	(27.76)%	$71,841	1.35%		(0.48)%	1.42%	119%
8.14	(0.49)	70,546	1.34		(0.58)	1.47	118
8.18	23.38	49,782	1.36	(f)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118

5.51	(28.16)	3,304	1.87		(1.02)	1.92	119
7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(f)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118

5.52	(28.13)	9,300	1.87		(1.02)	1.91	119
7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(f)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

5.93	10.43	46,312	0.90		(0.08)	1.06	119

5.93	(27.51)	441,345	1.10		(0.24)	1.17	119
8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(f)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Select Class
Year Ended June 30, 2009	$28.63	$0.18		$(8.37)	$(8.19)	$(0.17)	$(1.30)	$(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (e)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

64   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$18.97	(28.02)%	$195,785	0.90%	0.94%	1.20%	107%
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund (e)
Class A
Year Ended June 30, 2009	$20.46	$(0.07	)(f)	$(6.33	)(g)	$(6.40)	$(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—

Class B
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09	)(g)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—

Class C
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78	)(g)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—

Class R2
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	—	(j)	— (j)	—

Select Class
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70	)(g)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to June 27, 2009, the Fund was named Diversified Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Commencement of offering of class of shares.

(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$13.68	(30.97	)%(g)	$520,201	1.24%	(0.48)%	1.56%	96%
20.46	(3.22	) (h)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119

10.85	(31.35	) (g)	29,963	1.88	(1.14)	2.03	96
16.45	(3.90	) (h)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119

12.39	(31.38	) (g)	25,624	1.88	(1.13)	2.04	96
18.70	(3.85	) (h)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119

14.56	0.00		83	1.22	(0.31)	1.94	96

14.57	(30.74	) (g)	631,380	0.98	(0.23)	1.30	96
21.68	(3.02	) (h)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2009	$21.91	$0.28	(e)	$(5.92)	$(5.64)	$(0.34)	$(0.69)	$(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(e)	3.71	3.78	(0.04)	(0.31)	(0.35)

Class B
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)

Class C
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06	)(e)	3.66	3.60	—	(0.31)	(0.31)

Class R2
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(e)	3.77	3.94	(0.10)	(0.31)	(0.41)

Select Class
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(e)	3.74	3.86	(0.07)	(0.31)	(0.38)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Amount rounds to less than $0.01.

(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$15.24	(25.49)%	$1,600,044	1.25%	1.71%	1.42%	47%
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41

14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41

14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41

15.06	(0.24)	294	1.50	2.12	1.69	47

15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41

15.34	(25.31)	766,965	1.00	2.05	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2009	$10.23	$(0.08	)(c)	$0.06	$(0.02)	$—	$—	$—	$—	$—
Year Ended June 30, 2008	11.24	0.28	(c)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(d)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—

Class B
Year Ended June 30, 2009	10.10	(0.15	)(c)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(c)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(d)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—

Class C
Year Ended June 30, 2009	10.12	(0.15	)(c)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(c)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(d)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—

Select Class
Year Ended June 30, 2009	10.27	(0.05	)(c)	0.05	— (d)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(c)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(d)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Commencing June 30, 2009, the Fund will present portfolio turnovers in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.

SEE NOTES TO FINANCIAL STATEMENTS.

70   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
		Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend expense for securities sold short) (b)	Net expenses (excluding dividend expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate (excluding short sales) (e)	Portfolio turnover rate (including short sales) (e)

$10.21	(0.20)%	$67,884	2.84%	1.50%	(0.79)%	3.29%	1.95%	175%	350%
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198	—

10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198	—

10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198	—

10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2009	$16.38	$0.30	(e)	$(4.40)	$(4.10)	$(0.20)	$(0.07)	$(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Calculated based upon average shares outstanding.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

72   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)

$12.01	(24.82)%	$112,739	1.25%	2.45%	1.50%	70%
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   73

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes offered	Trust	Diversified/ Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Cass R2 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Effective June 27, 2009, the Diversified Mid Cap Growth Fund was renamed the Mid Cap Growth Fund with the approval of the Board of Trustees.

Class R2 Shares commenced operations on November 3, 2008 and June 19, 2009 for the Mid Cap Value Fund and Mid Cap Growth Fund, respectively.

Class R5 Shares commenced operations on January 8, 2009 for the Growth Advantage Fund.

Ultra Shares of the Mid Cap Growth Fund were liquidated on May 22, 2009.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

74   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Growth Advantage Fund
Level 1 — Quoted prices	$667,254	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$667,254	$—	$—

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Mid Cap Equity Fund
Level 1 — Quoted prices	$233,641	$—	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$233,641	$—	$—

Valuation Inputs##	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Mid Cap Growth Fund
Level 1 — Quoted prices	$1,250,245	$—	$—
Level 2 — Other significant observable inputs	24,879	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$1,275,124	$—	$—

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   75

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

Valuation Inputs##	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Mid Cap Value Fund
Level 1 — Quoted prices	$4,422,177	$—	$—
Level 2 — Other significant observable inputs	16,118	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$4,438,295	$—	$—

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Multi-Cap Market Neutral Fund
Level 1 — Quoted prices	$668,072	$(579,299)	$—
Level 2 — Other significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$668,072	$(579,299)	$—

Valuation Inputs#	Investment in Securities	Liabilities in Securities Sold Short†	Other Financial Instruments*
Value Advantage Fund
Level 1 — Quoted prices	$331,030	$—	$—
Level 2 — O ther significant observable inputs	—	—	—
Level 3 — Significant unobservable inputs	—	—	—
Total	$331,030	$—	$—

#	All portfolio holdings designated as Level 1 are disclosed individually in the Schedule of Portfolio Investments (SOI). Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated Level 1 and Level 2 are disclosed individually in the Schedules of Portfolio Investments (SOI). Level 2 consists of certificates of deposits and corporate notes that are held as investments of cash collateral for securities on loan. Please refer to each SOI for industry specifics of the portfolio holdings.

†	Liabilities in securities sold short may include written options.

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C.  Short Sales — The Funds (except Mid Cap Growth Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Prime broker borrowing fees and/or income is included in Dividend income from non-affiliates in the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates.

As of June 30, 2009, the Multi-Cap Market Neutral Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

D.  Securities Lending — Each Fund (except Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Investment Advisors Inc. (“JPMIA” together with JPMIM, each an “Advisor” and collectively the “Advisors”), in order to generate additional income. Effective September 2, 2008, Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. Prior to September 2, 2008, JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate

76   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

of the Funds, served as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMCB serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loans are collateralized by cash, which is invested in approved instruments (“collateral investments”), in accordance with investment guidelines. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments, net of a rebate paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as income from securities lending (net) on the Statement of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as interest income on the Statement of Operations. For the year ended June 30, 2009, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$399
Mid Cap Equity Fund	74
Mid Cap Growth Fund	107
Mid Cap Value Fund	1,664

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned non-U.S. securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 100% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of cash collateral investments are disclosed in the Schedule of Portfolio Investments. At June 30, 2009, the value of outstanding securities on loan and the value of collateral investments were as follows (amount in thousands):

	Value of Loaned Securities	Cash Collateral Posted by Borrower	Unrealized Loss on Cash Collateral Investments	Total Value of Collateral Investments
Growth Advantage Fund	$97,255	$99,987	$—	$99,987
Mid Cap Equity Fund	34,505	35,428	—	35,428
Mid Cap Growth Fund	50,956	53,003	(621)	52,382
Mid Cap Value Fund	223,118	230,183	(381)	229,802

The Funds bear the risk of loss associated with the investment of the cash collateral and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, when the Advisors do not believe that it is prudent to sell the cash collateral investments to fund this liability.

Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower failure to return a loaned security.

Effective September 2008, the Funds began investing cash collateral amounts received from borrowers in the JPMorgan Prime Money Market Fund — Capital Shares. The Advisors of the Funds waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$23
Mid Cap Equity Fund	5
Mid Cap Growth Fund	7
Mid Cap Value Fund	123

These amounts offset the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the reimbursement is voluntary.

Effective September 2, 2008, JPMCB is entitled to lending agent fees, in accordance with the lending agreement, equal to 0.03% and 0.09% of the average dollar value of loans outstanding during the month of U.S. and non-U.S. securities, respectively. Prior to September 2, 2008, JPMCB was

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   77

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

entitled to fees, in accordance with the lending agreement, equal to 0.06%, and 0.1142%, based upon the value of collateral received from borrowers for each loan of U.S. securities and non-U.S. securities, respectively. JPMCB had voluntarily reduced its fees for the period March 1, 2008 to September 1, 2008 to 0.03% and 0.09% for each loan of U.S. and non-U.S. securities, respectively.

The Funds paid lending agent fees to JPMCB as follows for the year ended June 30, 2009 (amounts in thousands):

Lending Agent Fees Paid
Growth Advantage Fund	$2
Mid Cap Equity Fund	1
Mid Cap Growth Fund	14
Mid Cap Value Fund	82

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Growth Advantage Fund	$(199,326)	$1,216	$198,110
Mid Cap Equity Fund	74	(18)	(56)
Mid Cap Growth Fund	184,286	2,164	(186,450)
Mid Cap Value Fund	42,407	(25)	(42,382)
Multi-Cap Market Neutral Fund	(5,092)	6,263	(1,171)
Value Advantage Fund	— (a)	(2,283)	2,283

(a)	Amount rounds to less than $1.000.

78   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

The reclassifications for the Funds relate primarily to expiration of capital loss carryforwards (for Growth Advantage Fund), taxable overdistribution (for Multi-Cap Market Neutral Fund), investments in partnerships (for Mid Cap Equity Fund and Value Advantage Fund), non-taxable special dividends (for Mid Cap Equity Fund and Multi-Cap Market Neutral Fund), investments in regulated investment companies (for Value Advantage Fund), wash sale deferral from Acquired Funds (for Mid Cap Growth Fund and Mid Cap Value Fund), Post-October Loss deferral from Acquired Funds (for Mid Cap Growth Fund and Mid Cap Value Fund), Capital Loss Carryover from Acquired Funds (for Mid Cap Growth Fund and Mid Cap Value Fund) and net operating loss (for Growth Advantage Fund and Multi-Cap Market Neutral Fund).

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMIM acts as the investment advisor to the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMIA acts as the investment advisor to the Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2009 were as follows (excluding the reimbursement disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$24
Mid Cap Equity Fund	13
Mid Cap Growth Fund	24
Mid Cap Value Fund	223
Multi-Cap Market Neutral Fund	157
Value Advantage Fund	26

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds, other than JPMorgan International Markets Fund, and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2009, the annual effective rate was 0.11% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50%
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2009, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$21	$11
Mid Cap Growth Fund	8	42
Mid Cap Value Fund	38	201
Multi-Cap Market Neutral Fund	6	30
Value Advantage Fund	18	8

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25%	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class	Ultra
Growth Advantage Fund	1.35%	2.05%	2.05%	n/a	0.90%	n/a	1.10%	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	n/a	n/a	n/a	1.00	n/a
Mid Cap Growth Fund	1.24	1.77	1.77	1.40%	n/a	n/a	0.93	0.89	%*
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50	n/a
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00	n/a

*	Ultra Shares of the Mid Cap Growth Fund were liquidated on May 22, 2009.

Prior to June 27, 2009, the contractual expense limitations for the Mid Cap Growth Fund were 1.99%, 1.99% and 0.99% for Class B, Class C and Select Class Shares, respectively.

80   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

Prior to June 27, 2009, the contractual expense limitations for the Mid Cap Value Fund were 1.25%, 2.00%, 2.00% and 1.00% for Class A, Class B, Class C and Select Class Shares, respectively.

The contractual expense limitation agreements were in effect for the year ended June 30, 2009. The contractual expense limitation percentages in the table above are in place until at least October 31, 2009.

During the period June 1, 2009 through June 26, 2009, the Advisor, Administrator and Distributor of Mid Cap Growth Fund and Mid Cap Value Fund voluntarily agreed to waive fees and/or reimburse the Mid Cap Growth Fund and Mid Cap Value Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeded the percentages of the Mid Cap Growth Fund’s and Mid Cap Value’s average daily net assets as shown in the table below:

	Class B	Class C	Select Class
Mid Cap Growth Fund	1.77%	1.77%	0.93%

	Class A	Class B	Class C	Select Class
Mid Cap Value Fund	1.24%	1.75%	1.75%	0.99%

For the year ended June 30, 2009, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
Growth Advantage Fund	$191	$—	$114	$305	$—
Mid Cap Equity Fund	48	14	302	364	—
Mid Cap Growth Fund	586	390	891	1,867	37
Mid Cap Value Fund	4,550	2,040	1,341	7,931	12
Multi-Cap Market Neutral Fund	—	—	1,469	1,469	12
Value Advantage Fund	557	228	29	814	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Serving	Total
Growth Advantage Fund	$5	$—	—	$5
Mid Cap Equity Fund	—	67	94	161
Mid Cap Growth Fund	2	31	—	33
Mid Cap Value Fund	499	231	—	730
Multi-Cap Market Neutral Fund	1,246	395	370	2,011

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2009, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2009, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Mid Cap Growth Fund of approximately $24,000 relating to an operational error.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

4. Investment Transactions

During the year ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$711,059	$491,805	$—	$—
Mid Cap Equity Fund	266,157	183,848	—	—
Mid Cap Growth Fund	652,257	814,579	—	—
Mid Cap Value Fund	1,976,353	2,231,859	—	—
Multi-Cap Market Neutral Fund	1,271,689	1,422,672	1,126,449	1,274,876
Value Advantage Fund	249,050	215,258	—	—

During the year ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$667,161	$29,973	$29,880	$93
Mid Cap Equity Fund	248,959	7,060	22,378	(15,318)
Mid Cap Growth Fund	1,313,016	99,564	137,456	(37,892)
Mid Cap Value Fund	5,186,349	264,421	1,012,475	(748,054)
Multi-Cap Market Neutral Fund	664,052	50,693	46,673	4,020
Value Advantage Fund	405,924	12,382	87,276	(74,894)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to partnership basis outstanding (for Value Advantage Fund) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2009 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Mid Cap Equity Fund	$1,590	$10,014	$11,604
Mid Cap Growth Fund	—	15,786	15,786
Mid Cap Value Fund	102,330	168,318	270,648
Value Advantage Fund	4,240	1,797	6,037

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Mid Cap Equity Fund	$11,265	$30,748	$—	$42,013
Mid Cap Growth Fund	58,753	137,663	—	196,416
Mid Cap Value Fund	71,846	553,573	—	625,419
Multi-Cap Market Neutral Fund	75,768	—	1,752	77,520
Value Advantage Fund	23,349	5,913	—	29,262

82   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

At June 30, 2009, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(101,278)	$93
Mid Cap Equity Fund	345	(5,149)	(15,318)
Mid Cap Growth Fund	—	(86,511)	(37,892)
Mid Cap Value Fund	1,947	(47,014)	(748,054)
Multi-Cap Market Neutral Fund	—	(100,932)	83,159
Value Advantage Fund	4,581	(14,924)	(74,894)

For the Funds, the cumulative timing differences primarily consist of post-October loss deferrals and wash sale loss deferrals.

As of June 30, 2009, the following Funds had net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2010	2011	2015	2016	2017	Total
Growth Advantage	$28,364	$2,527	$—	$—	$70,387	$101,278
Mid Cap Equity Fund	—	—	—	—	5,149	5,149
Mid Cap Growth Fund (a)	—	—	—	—	86,511	86,511
Mid Cap Value Fund (b)	—	—	—	—	47,014	47,014
Multi-Cap Market Neutral Fund	—	—	3,897	97,035	—	100,932
Value Advantage Fund	—	—	—	—	14,924	14,924

(a)	Includes approximately $47,301,000 of losses acquired from JPMorgan Capital Growth. A portion of the capital loss carryforward may be limited in future years under the Internal Revenue Code Sections 381–384.

(b)	Includes approximately $5,157,000 of losses acquired from JPMorgan Diversified Mid Cap Value. A portion of the capital loss carryforward may be limited in future years under the Internal Revenue Code Sections 381–384.

During the year ended June 30, 2009, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Multi-Cap Market Neutral Fund	$40,090

During the year ended June 30, 2009, the following Funds had capital loss carryforwards expire (amounts in thousands):

Growth Advantage Fund	$197,996
Mid Cap Growth Fund	225

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2009, the Funds deferred to July 1, 2009 post-October capital and currency losses of (amounts in thousands):

	Capital	Currency
Growth Advantage Fund	$92,837	$1
Mid Cap Equity Fund	33,918	—	(a)
Mid Cap Growth Fund	209,769	2
Mid Cap Value Fund	574,148	—
Multi-Cap Market Neutral Fund	19,009	—
Value Advantage Fund	48,223	—

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2009. The average borrowings from the Facility for the year ended June 30, 2009, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Mid Cap Equity Fund	$12,123	5	$ 1

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Multi-Cap Market Neutral Fund	43.2%	n/a
Value Advantage Fund	n/a	14.1%

Significant shareholder transactions, if any, may impact the Fund’s performance.

As of June 30, 2009, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

84   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through September 27, 2009.

9. Business Combinations

On February 18, 2009, the Boards of Trustees of JPM I and JPM II approved management’s proposal to merge JPMorgan Capital Growth Fund (the “Capital Growth Fund” or “JPM I Target Fund”) into Mid Cap Growth Fund (the “JPM II Acquiring Fund”) and the Boards of Trustees of JPM II and JPMFMFG approved management’s proposal to merge JPMorgan Diversified Mid Cap Value Fund (“Diversified Mid Cap Value Fund” or “JPM II Target Fund”) into Mid Cap Value Fund (“JPMFMFG Acquiring Fund). The Agreement and Plan of Reorganization with respect to the Capital Growth Fund was approved by Capital Growth Fund’s shareholders at a special meeting of shareholders held on June 15, 2009. The Agreement and Plan of Reorganization with respect to the Diversified Mid Cap Value Fund was approved by Diversified Mid Cap Value Fund’s shareholders at a special meeting of shareholders held on June 22, 2009.

The reorganizations were effective after the close of business on June 26, 2009. Each Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. Each merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreements and Plans of Reorganization, Class A, Class B, Class C, Select Class and Class R2 shareholders of Capital Growth Fund received a number of shares of the corresponding class in the Mid Cap Growth Fund with a value equal to their holdings in the Capital Growth Fund as of the close of business on date of the reorganization. Class A, Class B, Class C and Select Class shareholders of Diversified Mid Cap Value Fund received a number of shares of the Class A, Class B, Class C and Select Class, respectively, in the Mid Cap Value Fund with a value equal to their holdings in the Diversified Mid Cap Value Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganizations (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Capital Growth Fund				$15,500
Class A	10,926	290,993	26.6330
Class B	307	7,214	23.4989
Class C	538	12,398	23.0386
Select Class	11,808	339,484	28.7501
Class R2	2	53	26.6112
Acquiring Fund
Mid Cap Growth Fund				$1,104
Class A	16,679	227,388	13.6328
Class B	2,096	22,654	10.8089
Class C	1,064	13,135	12.3447
Select Class	19,916	289,090	14.5151
Class R2	2	30	14.5122
Post Reorganization
Mid Cap Growth Fund				$16,604
Class A	38,025	518,381	13.6328
Class B	2,763	29,868	10.8089
Class C	2,068	25,533	12.3447
Select Class	43,305	628,574	14.5151
Class R2	6	83	14.5122

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2009 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Diversified Mid Cap Value Fund				$(24,252)
Class A	14,037	81,146	5.7808
Class B	2,603	13,609	5.2288
Class C	1,363	7,123	5.2240
Select Class	10,088	57,919	5.7415
Acquiring Fund
Mid Cap Value Fund				$(589,616)
Class A	99,682	1,508,856	15.1367
Class B	6,351	93,975	14.7964
Class C	19,630	291,256	14.8376
Select Class	46,134	702,849	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562
Post Reorganization
Mid Cap Value Fund				$(713,868)
Class A	105,043	1,590,002	15.1367
Class B	7,271	107,584	14.7964
Class C	20,110	298,379	14.8376
Select Class	49,935	760,768	15.2351
Institutional Class	92,900	1,424,196	15.3304
Class R2	20	292	14.9562

Expenses related to the reorganizations were incurred by the Target funds. The Administrator voluntarily waived its fee and/or reimbursed expenses in an amount equal to the reorganization expense.

10. Subsequent Event

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

86   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund (formerly JPMorgan Diversified Mid Cap Growth Fund), JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund (formerly JPMorgan Diversified Mid Cap Growth Fund), JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of JPMorgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of JPMorgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   87

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	134	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	134	Director, Cardinal Health, Inc. (CAH) (1994–present); Director, Greif, Inc. (GEF) (packaging manufacturer) (2007–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	134	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002–present).
Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	134	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2000–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	134	Director, Center for Deaf and Hard of Hearing (1990–present).
Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	134	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	134	Trustee, Stratton Mountain School (2001–present)

88   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	134	Trustee, American University in Cairo (1999–present); Trustee, Carleton College (2002–present).
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	134	Trustee, Morgan Stanley Funds (164 portfolios) (1992–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988–1999).	134	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	134	None.
Interested Trustees
Frankie D. Hughes** (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993–present).	134	None.
Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	134
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (134 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley, Head of Corporate Responsibility for JPMorgan Chase & Co., has served as a member of the Board of Trustees of Northwestern University since 2005. The Funds’ investment adviser is a wholly-owned subsidiary of JPMorgan Chase & Co.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   89

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the J.P. Morgan Funds. Mr. Gatch has been an employee of J.P. Morgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, J.P. Morgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005), Treasurer and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, J.P. Morgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J & W Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. since July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. since June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

90   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,115.70	$7.08	1.35%
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class B
Actual*	1,000.00	1,110.90	9.94	1.90
Hypothetical*	1,000.00	1,015.37	9.49	1.90
Class C
Actual*	1,000.00	1,112.90	9.95	1.90
Hypothetical*	1,000.00	1,015.37	9.49	1.90
Class R5
Actual**	1,000.00	1,104.30	4.49	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90
Select Class
Actual*	1,000.00	1,116.80	5.77	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Mid Cap Equity Fund
Select Class
Actual*	1,000.00	1,074.40	4.63	0.90
Hypothetical*	1,000.00	1,020.33	4.51	0.90

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   91

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Mid Cap Growth Fund
Class A
Actual*	$1,000.00	$1,138.10	$6.52	1.23%
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class B
Actual*	1,000.00	1,134.90	9.90	1.87
Hypothetical*	1,000.00	1,015.52	9.35	1.87
Class C
Actual*	1,000.00	1,134.60	9.84	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86
Class R2
Actual***	1,000.00	1,000.00	0.30	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Select Class
Actual*	1,000.00	1,139.20	5.14	0.97
Hypothetical*	1,000.00	1,019.98	4.86	0.97
Mid Cap Value Fund
Class A
Actual*	1,000.00	1,012.10	6.24	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class B
Actual*	1,000.00	1,008.80	8.72	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class C
Actual*	1,000.00	1,009.90	8.72	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,011.10	7.48	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Institutional Class
Actual*	1,000.00	1,013.90	3.75	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,013.30	4.99	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	1,013.90	14.18	2.84
Hypothetical*	1,000.00	1,010.71	14.16	2.84
Class B
Actual*	1,000.00	1,011.10	17.90	3.59
Hypothetical*	1,000.00	1,006.99	17.86	3.59
Class C
Actual*	1,000.00	1,010.10	17.89	3.59
Hypothetical*	1,000.00	1,006.99	17.86	3.59
Select Class
Actual*	1,000.00	1,000.10	12.84	2.59
Hypothetical*	1,000.00	1,011.95	12.92	2.59

92   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

	Beginning Account Value, January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid January 1, 2009 to June 30, 2009	Annualized Expense Ratio
Value Advantage Fund
Class A
Actual*	$1,000.00	$1,048.90	$6.35	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,045.40	8.88	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Institutional Class
Actual*	1,000.00	1,051.70	3.82	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,049.70	5.08	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 172/365 to reflect the one-half year period). The Class commenced operations on January 8, 2009.

***	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 9/365 to reflect the one-half year period). The Class commenced operations on June 19, 2009.

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   93

Special Shareholder Meeting Results
(Unaudited)

JPMorgan Trust II (“JPM II”) held a Special Meeting of Shareholders on June 15, 2009, for the purpose of considering and voting upon the following proposals:

Proposal 1: Election of Trustees

Trustees were elected by the shareholders of all of the series of JPM II, including Mid Cap Growth Fund and Multi-Cap Market Neutral Fund. The results of the voting were as follows:

Amounts in thousands
William J. Armstrong
In Favor	93,446,447
Withheld	1,022,313
John F. Finn
In Favor	93,441,137
Withheld	1,027,624
Dr. Matthew Goldstein
In Favor	93,513,021
Withheld	955,740
Robert J. Higgins
In Favor	93,455,716
Withheld	1,013,045
Frankie D. Hughes
In Favor	93,502,398
Withheld	966,363
Peter C. Marshall
In Favor	93,503,565
Withheld	965,196
Marilyn McCoy
In Favor	93,509,493
Withheld	959,268
William G. Morton, Jr.
In Favor	93,503,793
Withheld	964,968
Robert A. Oden, Jr.
In Favor	93,513,471
Withheld	955,290
Fergus Reid, III
In Favor	93,503,219
Withheld	965,542
Frederick W. Ruebeck
In Favor	93,445,833
Withheld	1,022,928
James J. Schonbachler
In Favor	93,504,517
Withheld	964,244
Leonard M. Spalding, Jr.
In Favor	93,502,157
Withheld	941,740
Abstained	24,678

Proposal 2: To approve the replacement of the fundamental investment objective for the Mid Cap Growth Fund with a new non-fundamental investment objective. The proposal was not approved by shareholders of the Mid Cap Growth Fund and, therefore, the Mid Cap Growth Fund’s current investment objective did not change. The results of the voting were as follows:

Amounts in thousands
For	5,659
Against	13,152
Abstain	147
Broker Non Votes	9,646

94   J.P. MORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2009

TAX LETTER
(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2009. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns for the calendar year ending December 31, 2009 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2009:

Dividends Received Deduction
Mid Cap Equity Fund	97.40%
Mid Cap Value Fund	100.00
Value Advantage Fund	99.03

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$1,590
Mid Cap Value Fund	102,328
Value Advantage Fund	4,254

Long-Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on their respective tax returns for the fiscal year ended June 30, 2009 (amounts in thousands):

Long-Term Capital Gain Distribution — 15%
Mid Cap Equity Fund	$10,014
Mid Cap Growth Fund	15,786
Mid Cap Value Fund	168,318
Value Advantage Fund	1,797

JUNE 30, 2009        J.P. MORGAN MID CAP/MULTI-CAP FUNDS   95

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2009 All rights reserved. June 2009.	AN-MC-609

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2009 – $39,000

2008 – $40,100

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2008 – $18,890,000
2007 – $15,213,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2009 – $8,120
2008 – $8,160

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2009 and 2008, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2009 – Not applicable

2008 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2009 – 0.0%

2008 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $24.8 million in 2008 and $19.9 million in 2007.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Investment Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

September 4, 2009